SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-6
                                                     Registration Nos. 333-45343
                                                                       811-08625

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
       Pre-Effective Amendment No.                                 [ ]
       Post-Effective Amendment No. 9                              [X]

                                 and/or


   REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940         [ ]
       Amendment No. 4                                             [X]


         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
             ------------------------------------------------------
                           (Exact Name of Registrant)

                           USAA LIFE INSURANCE COMPANY
             ------------------------------------------------------
                               (Name of Depositor)

          9800 Fredericksburg Road, A-1-E
          San Antonio, Texas   78288-4501
         (Address of Depositor's Principal Executive Offices)(Zip Code)


          Depositor's Telephone Number:  (210) 498-8000

Name and Address of Agent for Service:            Please send copies of all communications to:
   Cynthia A. Toles, Esq.                            Diane E. Ambler, Esq.
   USAA Life Insurance Company                       Kirkpatrick & Lockhart LLP
   9800 Fredericksburg Road, A-1-E                   1800 Massachusetts Ave, NW
   San Antonio, Texas  78288-4501                    Washington. D.C. 20036

It is proposed that this filing will become effective (check appropriate box)


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2004 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on May 1, 2004 pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:


[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title and Amount of Securities Being Registered:
   An Indefinite Amount of Interests in the Life Insurance Separate Account of USAA Life Insurance Company Under Variable Universal Life Insurance Policies.

                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                   PROSPECTUS


                                   MAY 1, 2004


Offered by: USAA LIFE INSURANCE COMPANY

            Telephone:  Toll-Free 1-800-531-2923

This prospectus describes a Variable Universal Life Insurance Policy (Policy) that we are offering, through our Life Insurance Separate Account, to individual members of the United Services Automobile Association (USAA), the parent company of the USAA Group of Companies, as well as to the general public.

The Policy offers:

o  Life insurance protection guaranteed by USAA Life Insurance Company (USAA
   Life) (See PAYMENT OF POLICY BENEFITS.)
o  Flexible premium payments (See PREMIUM PAYMENTS.)
o 18 investment options (See INVESTMENT OPTIONS and the Fund prospectuses for a description of the Funds)

    USAA LIFE INVESTMENT TRUST                                FIDELITY(R)VARIABLE INSURANCE PRODUCTS
    --------------------------                                --------------------------------------
    USAA Life Growth and Income Fund Class                    Fidelity VIP Contrafund(R)Portfolio, Initial Class
    USAA Life Aggressive Growth Fund                          Fidelity VIP Equity-Income Portfolio, Initial Class
    USAA Life World Growth Fund                               Fidelity VIPs Dynamic Capital Appreciation Portfolio,
    USAA Life Diversified Assets Fund                            Initial Class
    USAA Life Income Fund


    VANGUARD(R) VARIABLE INSURANCE FUND                       SCUDDER VARIABLE SERIES I
    -----------------------------------                       -------------------------
    Vanguard Diversified Value Portfolio                      Scudder VS I Capital Growth Portfolio, Class A Shares
    Vanguard Equity Index Portfolio
    Vanguard Mid-Cap Index Portfolio
    Vanguard Small Company Growth Portfolio                   THE ALGER AMERICAN FUND
    Vanguard International Portfolio                          -----------------------
    Vanguard REIT Index Portfolio                             Alger American Growth Portfolio, Class O Shares
    Vanguard High Yield Bond Portfolio
    Vanguard Money Market Portfolio


    PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. YOUR PROSPECTUS AND POLICY MAY REFLECT VARIATIONS REQUIRED BY THE LAWS OF YOUR STATE. DEFINED TERMS USED IN THIS PROSPECTUS APPEAR AT THE END OF THIS BOOKLET. FOR MORE INFORMATION, REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2004. THE TABLE OF CONTENTS OF THE SAI APPEARS ON PAGE 36 OF THIS PROSPECTUS.


    FREE COPIES OF THE PROSPECTUS, ANNUAL REPORT OR SEMI-ANNUAL REPORT FOR EACH OF THE FUNDS ARE AVAILABLE BY CALLING 1-800-531-2923.

    IMPORTANT NOTICES:

    o THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.
    o YOU MAY CANCEL THE POLICY WITHIN 10 DAYS AFTER RECEIVING IT, OR SUCH LONGER PERIOD AS THE LAWS OF YOUR STATE MAY REQUIRE.

   NOT FDIC INSURED          MAY LOSE VALUE        NO BANK GUARANTEE



                                 VUL Policy -1

TABLE OF CONTENTS

POLICY SUMMARY...............................................................3
  POLICY BENEFITS............................................................3
  ---------------
    TYPE OF LIFE INSURANCE...................................................3
    PURCHASING A POLICY......................................................3
    INSURANCE  PROTECTION OFFERED BY THE POLICY..............................3
    PERSONALIZED ILLUSTRATIONS...............................................3
    FREE LOOK/RIGHT TO EXAMINE...............................................3
    FLEXIBLE PREMIUM PAYMENTS................................................4
    INVESTMENT OPTIONS.......................................................4
    ALLOCATING CASH VALUE....................................................4
    TRACKING CASH VALUE......................................................5
    ACCESSING YOUR CASH VALUE................................................5
  POLICY RISKS...............................................................5
  ------------
    CASH VALUE AND INVESTMENT EXPERIENCE.....................................5
    TRANSACTION RISKS........................................................5
    RISKS OF INVESTMENT OPTIONS..............................................6
    LAPSE RISK...............................................................6
    TAX RISKS................................................................6
  FEE TABLES.................................................................6
  ----------
    TRANSACTION FEES.........................................................6
    PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES......................7
    OPTIONAL RIDER CHARGES...................................................7
    TOTAL ANNUAL FUND OPERATING EXPENSES.....................................8

POLICY INFORMATION..........................................................10
    WHO MAY PURCHASE A POLICY AND HOW TO PURCHASE A POLICY..................10
    EFFECTIVE DATE..........................................................10
    PREMIUM PAYMENTS........................................................10
    INVESTMENT OPTIONS......................................................11
    POLICY LAPSE AND REINSTATEMENT..........................................17
    CHARGES AND DEDUCTIONS..................................................18
    DEATH BENEFIT...........................................................20
    OPTIONAL INSURANCE BENEFITS.............................................21
    PAYMENT OF POLICY BENEFITS..............................................22
    CASH VALUE..............................................................23
    LOANS...................................................................24
    SURRENDERS..............................................................25
    TELEPHONE TRANSACTIONS..................................................26
    DOLLAR COST AVERAGING PROGRAM...........................................26
    POSTPONEMENT OF PAYMENTS................................................27

MORE POLICY INFORMATION.....................................................27
OTHER INFORMATION...........................................................29
DEFINITIONS.................................................................33
Statement of Additional Information.........................................36


                                 VUL Policy -2

POLICY SUMMARY

This summary describes the Policy's benefits and risks. Please read the remainder of this prospectus for further details. The glossary at the end of the prospectus defines certain terms used in this prospectus.

POLICY BENEFITS
---------------

TYPE OF LIFE INSURANCE
----------------------
The Policy is a FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. Flexible Premium gives you the flexibility to vary the amount and frequency of your premium payments, within certain limits. The Policy is called variable life insurance because your Cash Value, your cost of insurance charges, and your life insurance (death) benefits can vary according to your investment in one or more Variable Fund Accounts. Your investment experience in the Variable Fund Accounts may be positive or negative. THE POLICY HAS NO MINIMUM GUARANTEED CASH VALUE, WHICH MEANS YOU BEAR THE ENTIRE INVESTMENT RISK THAT YOUR CASH VALUE COULD DECLINE TO ZERO.

PURCHASING A POLICY
-------------------
Call us at 1-800-531-2923. USAA Life Insurance Company's licensed insurance representatives can help you complete an application and guide you through the underwriting process, which normally involves a medical exam.

o We will issue you a Policy, provided you meet our requirements for insurability.
o The minimum amount of insurance available is $100,000 ($25,000 if the Insured is less than 18 years of age).
o  We will not issue a Policy that insures a person older than age 80.
o  We reserve the right to reject an application for any reason.
o  Insurance coverage under your Policy begins on its Effective Date.

INSURANCE PROTECTION OFFERED BY THE POLICY
-------------------------------------------
The Policy offers insurance protection under either a level death benefit option or an increasing death benefit option as shown below.

   OPTION A (LEVEL DEATH BENEFIT)            OPTION B (INCREASING DEATH BENEFIT)
   ------------------------------            ----------------------------------
   Death Benefit Greater of:                 Death Benefit Greater of:
    o  Your Policy's Specified Amount or      o  Your Policy's Specified Amount
                                                 PLUS the Cash Value, or
    o  The Minimum Amount Insured             o  The Minimum Amount Insured

See Death Benefit for more detailed information. As long as the Policy remains in effect, under either option, the death benefit will never be less than the Policy's Specified Amount, less any Indebtedness and any due and unpaid Monthly Deductions.

In addition, you can add optional insurance death benefits to a Policy by rider. (See Other Policy Benefits - Optional Insurance Benefits).

PERSONALIZED ILLUSTRATIONS
--------------------------
Upon request and at no charge, we will provide a personalized illustration showing the Insured's age, sex and risk class. If applicable and requested, an illustration for a Policy not affected by sex of the Insured will be provided. To receive a personalized illustration, please contact us at 1-800-531-4265.

FREE LOOK/RIGHT TO EXAMINE
--------------------------
You may cancel the Policy within 10 days after receiving it, or later, as required by law. Should you elect to cancel the Policy, return it to us with your written request for cancellation and we will refund the greater of:

      o  your premium payments, or
      o  the value of the Variable Fund Accounts

as of the date of receipt of your request plus any premium charge, monthly deduction, and mortality and expense charge that we deducted.

                                 VUL Policy -3

Initial Net Premium Payments allocated to any of the Variable Fund Accounts will be invested in the Vanguard Money market Portfolio Variable Fund Account during the 10-day "Free Look" period plus 5 calendar days. If you live in California and if you are age 60 or older, you have additional options during the Free Look period and should contact us for more information.

FLEXIBLE PREMIUM PAYMENTS
-------------------------
Within certain limits, you have the flexibility to determine the amount and timing of your premium payments to reflect your changing financial conditions or objectives. We generally require a minimum initial premium to issue a Policy, but we do not impose a minimum on your subsequent premium payments. You must maintain sufficient Cash Value to keep your Policy in effect, which may require you to make additional unscheduled premium payments.

You can request a periodic premium schedule to suit your needs when applying for a Policy and we will bill you for these amounts, if you wish. You are not required to follow this schedule.

INVESTMENT OPTIONS
------------------

SEPARATE ACCOUNT
The Separate Account is a segregated asset account of USAA Life that supports Policy variable life insurance benefits. The Separate Account consists of 18 Variable Fund Accounts, each of which invests in a corresponding Fund.

INVESTMENT CHOICES
Through the Separate Account, you may invest in up to 18 Variable Fund Accounts, each of which invests exclusively in a corresponding Fund of:

o  the USAA Life Investment Trust (Trust),
o  the Vanguard(R) Variable Insurance Fund (Vanguard Fund),
o  the Fidelity(R) Variable Insurance Products (Fidelity Funds),
o  the Scudder Variable Series I (Scudder Series), or
o  the Alger American Fund (Alger Fund).

TRANSFERS AMONG INVESTMENT OPTIONS
You may transfer value among the Variable Fund Accounts up to 18 times per Policy Year without charge. Transfers under the Dollar Cost Averaging Program and Automatic Asset Rebalancing are free and do not count against the limit.

o  Additional transfers in a Policy Year are subject to a $25 transfer charge.
o  You may authorize transfers by telephone or by written notice.
o Transfers must be at least $250, or the remaining value in the Variable Fund Account, if less.
o We reserve the right at any time, without prior notice, to terminate, suspend or modify these transfer privileges.


MARKET TIMING AND EXCESSIVE TRADING
The Policy you are purchasing was not designed for persons engaged in market timing, professional market timing organizations, or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying Fund and may increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a Variable Fund Account's operations or if a Fund would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. A transfer request could be rejected due to the size of the investment, the timing of the investment, or due to a history of excessive transfers by the owner.

If we identify you as a market timer, we reserve the right to take action including but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, internet services, or any electronic transfer services. We will inform you in writing of any such transfer restrictions on your Policy.


We can terminate, suspend, or modify transfer privileges without prior notice.

ALLOCATING CASH VALUE
---------------------

o Specify on your Policy application how much of your Net Premium Payment to apply to each Variable Fund Account.
o After the Free Look Period, we will allocate your Net Premium Payments in accordance with these instructions until you direct otherwise.

                                 VUL Policy -4

o  Change future allocations at any time by telephone or by written notice.
o  Allocations can be as small as 1/10th of one percent.

TRACKING CASH VALUE
-------------------
We will mail you periodic reports regarding your Policy and the Separate Account. In addition, log on to USAA.COM or call the USAA TOUCHLINE(R) at 1-800-531-5433 to find information about:
      o  Policy details
      o  Variable Fund Account summaries
      o  Financial activity

You will need a USAA Member Number and USAA PIN to access USAA.COM or USAA TOUCHLINE(R) information. You can also use your Social Security Number to access USAA TOUCHLINE(R) information.

ACCESSING YOUR CASH VALUE
-------------------------
Access your Cash Value through full or partial surrenders or Policy loans.

FULL SURRENDER
At any time while your Policy is in force, you may request to surrender the Policy and receive the Policy's Cash Surrender Value. Cash Surrender Value is the Policy Cash Value less the Surrender Charge, if any, payable on full surrender of your Policy. A full surrender may have tax consequences. (See TAX MATTERS.) A full surrender terminates the Policy.

PARTIAL SURRENDER
At any time while your policy is in force, you may request to withdraw part of the Policy Cash Value. An administrative charge equal to the lesser of $25 or 2% of the amount withdrawn will apply. Your Policy's remaining Cash Value, after a partial surrender, may not be less than an amount equal to the then current surrender charge for a full surrender. A partial surrender will reduce your death benefit. A partial surrender may have tax consequences. (See TAX MATTERS.)

LOAN
You may borrow from your Policy at any time after the first Policy Year. The Policy is used as security for the loan. The maximum loan amount is 85% of the Cash Value which would be available for a full surrender. We charge you interest, in advance, at a maximum annual interest rate of 6% (4.5% for preferred loans). Lower rates may be available. If loans are not repaid, they will reduce the Policy's death benefit. A loan may have tax consequences. (See TAX MATTERS.)


POLICY RISKS
------------

The Policy is a long-term investment designed to provide significant life insurance benefits. You should consider the Policy in conjunction with other insurance you own. It may be to your advantage to replace existing insurance with the Policy. The Policy should be purchased only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Cash Value in the near future. THE POLICY IS DESIGNED TO MEET LONG-TERM FINANCIAL GOALS. IT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

CASH VALUE AND INVESTMENT EXPERIENCE
------------------------------------
o Your Policy Cash Value may change daily to reflect the investment experience of the Variable Fund Accounts.
o Your Policy Cash Value also will reflect the amount and frequency of premium payments, partial surrenders of Cash Value, Policy loans and the charges and deductions connected with the Policy.
o Your Policy has no minimum guaranteed Cash Value, which means you bear the entire investment risk that your Cash Value could decline to zero. (See CASH VALUE.)

TRANSACTION RISKS
-----------------
There are risks associated with surrenders, withdrawals, and loans. These risks arise from the charges associated with those transactions, as well as their effect on the Policy. You should consider the following carefully:

o A surrender charge applies for 10 Policy Years after the Policy Date. It is possible you will receive no net cash surrender value if you surrender your Policy in the first few Policy years.
o You should not purchase the Policy if you intend to surrender all or part of the policy account value in the near future.
o You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

                                 VUL Policy -5

RISKS OF INVESTMENT OPTIONS
---------------------------
A COMPREHENSIVE DISCUSSION OF THE RISKS OF EACH FUND MAY BE FOUND IN EACH FUND PROSPECTUS. PLEASE REFER TO THE FUNDS' PROSPECTUSES FOR MORE INFORMATION.

LAPSE RISK
----------
If the Cash Value can no longer cover the Policy's Monthly Deduction and any loan interest due, the Policy will lapse and a grace period will begin, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. (See GUARANTEED DEATH BENEFIT.) During the grace period, you must pay the necessary premium. If you do not pay the necessary premium before the grace period ends, the Policy will terminate without value, ending all insurance coverage, including any benefits provided by rider.

If partial surrenders, loans, and charges reduce the Cash Value to too low an amount and/or if the investment experience in your selected Variable Fund Accounts is unfavorable, there is a risk that the Policy could lapse.

After termination, you may reinstate the Policy within five years, subject to certain conditions.

TAX RISKS
---------
WE DO NOT INTEND THIS DISCUSSION TO BE TAX ADVICE. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR BEFORE PURCHASING A POLICY (SEE TAX MATTERS).

This Policy is intended to meet the definition of a life insurance contract under federal tax law. The Policy death benefit should be fully excludable from the Beneficiary's gross income if paid due to the death of the Insured. Any earnings on your investment in a Variable Fund Account should not be taxable to you while the Policy is in effect unless you receive a full or partial surrender of the Policy's Cash Value.

Federal tax law limits premium payments relative to your Policy's Specified Amount in order for the Policy to meet the definition of life insurance. If the premiums you pay exceed these limits, the Policy will be treated as a modified endowment contract (MEC) and federal tax law may impose penalties on amounts you take out of your Policy, whether as withdrawals, surrenders, or loans. We monitor your premium payments to help assure that you do not exceed permitted amounts or inadvertently incur any tax penalties due to excess premium payments.

FEE TABLES
----------

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and charges that you will pay at the time you buy the Policy, surrender the Policy, or transfer Cash Value between investment options.

--------------------------------------------------------------------------------
                                TRANSACTION FEES

--------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS DEDUCTED    AMOUNT DEDUCTED
--------------------------------------------------------------------------------
Maximum Charge Imposed on   Each premium payment       3% of premium paid
Premiums                    until the amount paid
                            totals 10 Annual Target
                            Premium Payments(1)
--------------------------------------------------------------------------------
Maximum Deferred Sales      On surrender of Policy     Maximum of 50% of Annual
Charge                                                 Target Premium Payment(2)
--------------------------------------------------------------------------------
Partial Surrender           On partial surrender of    Lesser of $25 or 2% of
                            Policy                     amount withdrawn
--------------------------------------------------------------------------------
Transfer Fees               Applied, after the 18th    $25 per transfer(3)
                            transfer in each Policy
                            Year, to each transfer.
--------------------------------------------------------------------------------

(1) An increase or decrease in the Policy's Specified Amount will result in a new Annual Target Premium Payment.
(2)   Declines by 5% each Policy Year to 0% after the 10th Policy Year.
(3) We reserve the right at any time, and without prior notice, to terminate, suspend or modify transfer privileges under the Policy.

The next table describes the fees and charges that you will pay periodically during the time that you own the Policy, not including Fund operating expenses.

                                                           VUL Policy -6

-------------------------------------------------------------------------------------------------------------------------------
                                     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
CHARGE                                        WHEN CHARGE IS DEDUCTED                      AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance(4)                          Policy's Effective Date, and each Monthly
(per $1,000 of net amount at risk)            Anniversary thereafter
-------------------------------------------------------------------------------------------------------------------------------
o        Minimum and Maximum Charge                                                         $0.03 - $83.33 per $1,000 of Net
                                                                                                     Amount at Risk
-------------------------------------------------------------------------------------------------------------------------------
o        Charge for 34 year old male in                                                     $.062 per $1,000 of Net Amount at
         preferred risk class in the first                                                                Risk
         policy year
-------------------------------------------------------------------------------------------------------------------------------
Maintenance Charge                            Policy's Effective Date, and each Monthly                    $5
                                              Anniversary thereafter
-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Annualized rate of .75% of average
Mortality and Expense Charge(5)               Daily                                         net assets of each Variable Fund
                                                                                                         Account
-------------------------------------------------------------------------------------------------------------------------------
                                              Policy's Effective Date, and each Monthly
Administrative Charge                         Anniversary thereafter during the first                      $10
                                              Policy Year
-------------------------------------------------------------------------------------------------------------------------------
Federal Income Tax Charge                                                                                 None(6)
-------------------------------------------------------------------------------------------------------------------------------
                                              At the commencement of the loan and at the
Loan Interest                                 beginning of each Policy Year thereafter
                                              so long as the loan is outstanding
-------------------------------------------------------------------------------------------------------------------------------
         Maximum Loan Interest Rate           Policy Years 1 - 10 and each year after
                                              that until the Insured is age 55                        6.0% annually
-------------------------------------------------------------------------------------------------------------------------------

         Maximum Loan Interest Rate           Policy Year 11 and thereafter if the                    4.5% annually
         (Insured is age 55 or older)         Insured is age 55 or older

-------------------------------------------------------------------------------------------------------------------------------
                                                 OPTIONAL RIDER CHARGES(7)
-------------------------------------------------------------------------------------------------------------------------------
RIDER                                        WHEN RIDER CHARGE IS DEDUCTED                AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider               Later of the Policy's Effective Date or       Annualized rate of $.84 per $1,000
                                             the rider's effective date, and each                       coverage
                                             Monthly Anniversary thereafter
-------------------------------------------------------------------------------------------------------------------------------
                                             Later of the Policy's Effective Date or
Children Term Life Insurance Rider           the rider's effective date, and each         Annualized rate of $6.00 per $1,000
                                             Monthly Anniversary thereafter                             coverage
-------------------------------------------------------------------------------------------------------------------------------
Extended Maturity Date Rider                 Not applicable                                               None
-------------------------------------------------------------------------------------------------------------------------------
Terminal Illness Rider                       Not applicable                                               None
-------------------------------------------------------------------------------------------------------------------------------
                                             Later of the Policy's Effective Date or
Waiver of Monthly Deduction Rider(8)         the rider's effective date, and each
                                             Monthly Anniversary thereafter
-------------------------------------------------------------------------------------------------------------------------------
o        Minimum and Maximum Charge                                                         $0.05 - $0.277 per $1 of Monthly
                                                                                                       Deduction
-------------------------------------------------------------------------------------------------------------------------------
o        Charge for 34 year old male in                                                    $0.062 per $1 of Monthly Deduction
         preferred risk class in the first
         policy year
-------------------------------------------------------------------------------------------------------------------------------


(4)   The cost of insurance charge for an Insured depends on the age, sex, and risk class of the Insured. (See CALCULATING YOUR COST
      OF  INSURANCE.)  The cost of  insurance  charge shown in the table may not be  representative  of the charge that a particular
      Policy  Owner  will pay.  The  actual  charge  will be  determined  by an  underwriting  review of the  Insured's  health  and circumstances. On request, we will provide a personalized illustration which will include the cost of insurance charge for the
      Insured.

(5)   We deduct the  Mortality  and  Expense  Charge on a daily  basis at an annual  rate of .75% of the  average net assets of each
      Variable Fund Account.

(6)   Currently,  we make no charge for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future,  should it be necessary.  We also may make charges for other taxes,  if any,  attributable to the
      Separate Account.

(7)   Riders offer additional benefits to go with your Policy. Not all riders are available in all states.

(8)   The Waiver of Monthly Deduction charge for an Insured depends on the age of the Insured. The charge shown in the table may not be  representative  of the charge  that a  particular  Policy  Owner will pay.  On  request,  we will  provide a  personalized illustration which will include the Waiver of Monthly Deduction rider.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time that you own the Policy. More detail concerning Fund fees and expenses is contained in the prospectus for each Fund.
                                                           VUL Policy -7

-------------------------------------------------------------------------------
           TOTAL ANNUAL FUND OPERATING EXPENSES           MINIMUM       MAXIMUM
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Expenses that are deducted from Fund assets,                .18%         1.87%
including management fees and other expenses(9)
-------------------------------------------------------------------------------
(9) The maximum actual total Fund operating expense was 1.00% as the result of a voluntary expense reimbursement arrangement that had the effect of reducing expenses actually paid by the Fund. The expense reimbursement arrangements, including whether they are voluntary or contractual, appear in footnotes to the next following table of expenses.



The next table shows the operating expenses (before and after contractual waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2003.


                                                       FUND OPERATING EXPENSES
                                                       -----------------------
----------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FUND            OTHER EXPENSES     TOTAL FUND OPERATING
                        MANAGEMENT        OTHER        OPERATING             AFTER              EXPENSES AFTER
VARIABLE FUND ACCOUNT   FEES              EXPENSES     EXPENSES              REIMBURSEMENT      REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------
USAA LIFE
INVESTMENT TRUST(10)
----------------------------------------------------------------------------------------------------------------------
Growth and Income              .20              .42            .62            See Footnote (11)    See Footnote (11)
----------------------------------------------------------------------------------------------------------------------

Aggressive Growth              .50              .84           1.34            See Footnote (11)    See Footnote (11)
----------------------------------------------------------------------------------------------------------------------

World Growth                   .35             1.52           1.87            See Footnote (11)    See Footnote (11)
----------------------------------------------------------------------------------------------------------------------

Diversified Assets             .20              .57            .77            See Footnote (11)    See Footnote (11)
----------------------------------------------------------------------------------------------------------------------

Income                         .20              .54            .74            See Footnote (11)    See Footnote (11)
----------------------------------------------------------------------------------------------------------------------

VANGUARD(R)
VARIABLE
INSURANCE FUND
----------------------------------------------------------------------------------------------------------------------

Diversified Value
Portfolio                      .45              .03            .48                N/A                   .48
----------------------------------------------------------------------------------------------------------------------

Equity Index Portfolio         .15              .03            .18                N/A                   .18
----------------------------------------------------------------------------------------------------------------------

Mid-Cap Index                  .24              .05            .29                N/A                   .29
Portfolio
----------------------------------------------------------------------------------------------------------------------

Small Company Growth           .52              .03            .55                N/A                   .55
Portfolio
----------------------------------------------------------------------------------------------------------------------

International                  .36              .11            .47                N/A                   .47
Portfolio
----------------------------------------------------------------------------------------------------------------------

REIT Index Portfolio           .32              .04            .36                N/A                   .36
----------------------------------------------------------------------------------------------------------------------

High Yield Bond                .26              .03            .29                N/A                   .29
Portfolio
----------------------------------------------------------------------------------------------------------------------

Money Market Portfolio         .17              .03            .20                N/A                   .20
----------------------------------------------------------------------------------------------------------------------

                                                           VUL Policy -8

----------------------------------------------------------------------------------------------------------------------
                                                       TOTAL FUND            OTHER EXPENSES     TOTAL FUND OPERATING
                        MANAGEMENT        OTHER        OPERATING             AFTER              EXPENSES AFTER
VARIABLE FUND ACCOUNT   FEES              EXPENSES     EXPENSES              REIMBURSEMENT      REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------
FIDELITY(R)VARIABLE
INSURANCE PRODUCTS
----------------------------------------------------------------------------------------------------------------------
Contrafund(R)Portfolio,         .58              .09          .67(12)                N/A                  N/A
Initial Class
----------------------------------------------------------------------------------------------------------------------
Equity-Income
Portfolio,
Initial Class                  .48              .09           .57(12)                N/A                  N/A
----------------------------------------------------------------------------------------------------------------------

Dynamic Capital
Appreciation
Portfolio, Initial
Class                          .58             1.25           1.83(13)         See Footnote (14)   See Footnote (14)
----------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE               .47              .04            .51                   .04                .51
SERIES I

Capital Growth
Portfolio,
Class A Shares
----------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN FUND(15)        .75              .10            .85                   .10                .85

Growth Portfolio,
Class O Shares
----------------------------------------------------------------------------------------------------------------------

(10)     A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund expenses. In addition, through other fee offset arrangements with the Funds' custodian, credits, if any, realized as a result of uninvested cash balances, are used to reduce custodian expenses. Total fund operating expenses reflect total expenses excluding any custodian fee offset arrangement, which reduced the total expenses of the Aggressive Growth Fund, the World
         Growth Fund, and the Income Fund by .01% and had no impact on the total expenses of the Growth and Income Fund and
         Diversified Assets Fund.
(11)     Pursuant to a voluntary expense reimbursement arrangement, USAA Life, out of its general account, limits Fund expenses of the USAA Life Investment Trust Funds, excluding fee offset arrangements, and reimburses the Funds for all expenses in excess of, on an annual basis, .95% of the average net assets of the Aggressive Growth and World Growth funds, .75% of the average net assets of the Diversified Assets Fund, .65% of the average net assets of the Income Fund, and .60% of the average net assets of the Growth and Income Fund. The arrangement may be modified or terminated at any time. With this reimbursement, the Funds' Actual Total Annual Operating Expenses were as follows:


                                                                 Total Fund
                           Total Annual        Amount of          Operating
             Fund            Operating       Reimbursement     Expenses After
                             Expenses                           Reimbursement
      --------------------------------------------------------------------------
      Growth and Income         .62               .02              .60
      Aggressive Growth        1.34               .39              .95
      World Growth             1.87               .92              .95
      Diversified Assets        .77               .02              .75
      Income                    .74               .09              .65

(12) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.56% for VIP Equity Income and 0.65% for VIP Contrafund(R). These offsets may be discontinued at any time.
(13) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. Including this reduction, the total class operating expenses would have been 0.90%. These offsets may be discontinued at any time.
(14) The Fund's manager has voluntarily agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) exceed 1.00%. The expense ratio shown reflects the expense cap in effect at period end. This arrangement can be discontinued by the Fund's manager at any time.
(15) Alger Management or its affiliates reimburses USAA Life for the cost of administrative services that we provide to the Fund it manages as an investment choice under the Policies. Compensation is paid out of fee earnings, based on a percentage of the Fund's average net assets attributable to a Policy.

                                  VUL Policy -9

POLICY INFORMATION

WHO MAY PURCHASE A POLICY AND HOW TO PURCHASE A POLICY
------------------------------------------------------
o Complete an application and submit it, with your initial premium payment (if required), to our Home Office.
o You are required to provide us with satisfactory evidence of your insurability as part of the underwriting process.
o During the underwriting process, you will be asked to complete a medical examination in order to assign you to an underwriting risk class used to determine your cost of insurance charges.
o After completion of the underwriting process, we will notify you of our decision regarding your application.
o  We will not issue a Policy to insure a person older than age 80.

EFFECTIVE DATE
--------------
o If the first premium is submitted with the application, the Effective Date will ordinarily be the date the application is approved and the Policy is issued.
o Insurance coverage begins on the Policy's Effective Date which is shown on the Policy Information Page.
o  You must pay the first premium before the Policy becomes effective.

PREMIUM PAYMENTS
----------------

METHODS OF PAYMENT

o We accept premium payments by check or money order drawn on a U.S. bank in U.S. dollars and made payable to USAA Life Insurance Company or USAA Life.
o We accept premium payments made by bank draft, wire, or exchange in U.S. dollars from another insurance company.
o  Premium payments must be sent directly to our Home Office.
o You may use our Automatic Payment Plan to have monthly premium payments automatically deducted from your bank account.

AMOUNT AND FREQUENCY OF PAYMENTS

o As long as you maintain sufficient Cash Value, you have flexibility to determine amount and frequency of premium payments.
o INITIAL PREMIUM PAYMENT - To issue a Policy, you are required to provide us with an initial premium payment equal to at least one full Planned Periodic Premium Payment specified in your Policy. (If you select the Automatic
   Payment Plan, your initial premium payment would equal 2 monthly payments under the Plan.)
o MINIMUM AND MAXIMUM PREMIUM PAYMENTS - Except for the initial premium payment, we do not require any minimum premium. However, you must maintain enough Cash Value to cover policy charges or the Policy will lapse. In addition, for the Policy to qualify as a life insurance contract for federal tax purposes, the total amount of your premium payments may not exceed the maximum amount allowed by federal tax law, unless necessary to prevent lapse. If a premium payment would cause you to exceed that maximum amount, we will refund the excess premium payment to you. (See TAX MATTERS.)

PREMIUM ALLOCATION
On your application, you must specify the allocation of Net Premium Payments to each selected Variable Fund Account. You can specify allocations in increments as small as 1/10th of one percent. The total amount of your allocations must equal 100%. During the application process, we will hold your initial premium payment in our general account (without interest). If a policy is not issued, we will return your premium.

Once your application is in good order, we will credit your initial net premium to the Policy as of the date the Policy is issued. There is a Free Look period during which we will allocate your initial Net Premium Payment and any subsequent Net Premium received during the Free Look period to the Vanguard Money Market Portfolio Variable Fund Account. The Net Premium will remain in the Vanguard Money Market Portfolio Variable Fund Account for the Free Look period plus five days. On the Valuation Date immediately following the end of that period, we will allocate the initial Net Premium Payment, together with any subsequent Net Premium Payments that have been made, plus any earnings, among the Variable Fund Accounts in the percentages directed on the application. We will allocate these amounts at the Accumulation Unit Value next computed on that date. (See CALCULATING YOUR VALUE IN THE VARIABLE FUND ACCOUNTS.) You may change your fund allocations at any time by telephone or by written notice. There are no charges or fees for changing your allocation instructions. The allocation change will become effective with the first premium payment we receive on or following the Date of Receipt of your request. (See TRANSFER OF VALUE.)


                                 VUL Policy -10

PLANNED PERIODIC PREMIUM PAYMENTS
You may choose to make planned periodic premium payments. For convenience, we will also set up a schedule of premium payments and will send you premium notices at quarterly, semiannual or annual intervals. To facilitate planned periodic premium payments, we also will accept monthly premium payments through our Automatic Payment Plan. You are not obligated to follow the schedule of planned periodic premium payments, and failing to do so will not itself cause your Policy to lapse. Conversely, following the schedule will not guarantee that your Policy will remain in effect, unless you have made enough premium payments to qualify for the Guaranteed Death Benefit. (See GUARANTEED DEATH BENEFIT.)

ANNUAL TARGET PREMIUM PAYMENT
We will use the Annual Target Premium Payment specified in your Policy to determine whether we will deduct a premium charge from your premium payments or a surrender charge if you fully surrender. (See PREMIUM CHARGE AND SURRENDER CHARGE under CHARGES AND DEDUCTIONS.) We also will use the Annual Target Premium Payment to determine whether the Guaranteed Death Benefit applies. (See GUARANTEED DEATH BENEFIT under LAPSE AND REINSTATEMENT.) We determine the Annual Target Premium Payment actuarially based on the age, sex and risk class of the Insured, and the insurance benefits contained in the Policy.

INVESTMENT OPTIONS
------------------

Currently, you may invest in up to 18 Funds through the Separate Account. You can invest in a Fund by allocating Net Premium Payments to the corresponding Variable Fund Account. The Funds are managed by professional money managers as shown in the chart below that provides a brief description of each Fund. For more information, including a discussion of potential investment and other risks, please refer to the prospectuses for the Funds.

ADDITIONS OR CHANGES TO INVESTMENT OPTIONS
In the future, additional Funds may be made available as investment options through corresponding Variable Fund Accounts. For example, we may add Funds if we believe investment or marketing conditions warrant. We reserve the right, subject to compliance with applicable law, to change the Funds available as investment options. For example, we may eliminate or merge one or more Funds or substitute the shares of a Fund for those of another fund. We may do so, in our sole discretion, if we determine further investment in any Fund would be inconsistent with the purposes of the Policies. We will give you written notice of the addition, elimination, merger, or substitution of any Fund to the extent required by law.

In the event of a substitution or other change, we may, by appropriate endorsement, make any changes in your Policy and any future policies as may be necessary or appropriate to reflect the substitution or change, operate the Separate Account as a management company, deregister it with the SEC in the event such registration is no longer required, or combine it with other USAA Life separate accounts.

VOTING PRIVILEGES
Based on our present view of the law, we will vote the shares of the Funds we hold directly or indirectly through the Separate Account in accordance with instructions received from Owners entitled to give such instructions. We will determine the persons entitled to give voting instructions and the number of shares a person has a right to instruct based on Variable Fund Account Values as of the record date of the meeting. We will vote shares attributable to Policies for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine, based on SEC rules or other authority, that we may vote such shares ourselves in our own discretion.

                                 VUL Policy -11

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER                               PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------------------------------
                                                             LARGE-CAP VALUE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME                         o  Normally invests at least 80%                  May be appropriate for
PORTFOLIO INITIAL CLASS                               of total assets in                             investors who are willing to
                                                      income-producing equity                        ride out stock mark
OBJECTIVE:                                            securities, which tends to lead to             fluctuations in pursuit of
Reasonable income.  The                               investments in large cap value                 potentially above-average
Fund will also consider the                           stocks.                                        long-term returns.  Designed
potential for capital                              o  Potentially invests in other                   for those who want some income
appreciation.  The Fund's                             types of equity securities and                 from equity and bond
goal is to achieve a yield                            debt securities, including                     securities, but also want to be
which exceeds the composite                           lower-quality debt securities.                 invested in the stock market
yield on the securities                            o  Invests in domestic and                        for its long-term growth
comprising the S&P 500(R)                             foreign issuers.                               potential
Index                                              o  Uses fundamental analysis of
                                                      each issuer's financial condition
ADVISER:                                              and industry position and market
Fidelity Management &                                 and economic conditions to select
Research Company                                      investments.
82 Devonshire Street                               o  Potentially uses other
Boston, Massachusetts 02109                           investment strategies to increase
                                                      or decrease the Fund's exposure to
                                                      changing security prices or other
                                                      factors that affect security values.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             MULTI-CAP CORE FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
USAA LIFE GROWTH AND INCOME                        o  Invests primarily in equity                    Designed for the investor
FUND                                                  securities that show the best                  seeking to benefit from
                                                      potential for total return through             long-term growth of capital and
OBJECTIVE:                                            a combination of capital                       return.  Because the Fund
Primary:     Capital growth                           appreciation and income. The term              emphasizes investments in
Secondary:   Current income                           equity securities is generally                 common stocks, its value will
                                                      used to include common stocks,                 fluctuate based on market
                                                      securities convertible into common             conditions.  Consequently, the
ADVISER:                                              stocks, and securities that carry              Fund should not be relied upon
USAA Investment Management                            the right to buy common stocks.                for short-term financial needs
Company                                            o  Investments in convertible                     or short-term investment in the
9800 Fredericksburg Road                              securities is limited to 5% of                 stock market.
San Antonio, Texas  78288                             assets.  May invest in
                                                      nonconvertible debt securities and
                                                      preferred stock.
SUBADVISER:                                        o  While most of the Fund's
Wellington Management                                 assets will be invested in U.S.
Company, LLP                                          securities, up to 20% of the
75 State Street                                       Fund's total assets may be
Boston, Massachusetts  02109                          invested in foreign securities
                                                      purchased in either foreign or
                                                      U.S. markets. These foreign
                                                      holdings may include securities
                                                      issued in emerging markets as well as
                                                      securities issued in established
                                                      markets.

------------------------------------------------------------------------------------------------------------------------------------
                                                            LARGE-CAP GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD DIVERSIFIED VALUE                         o  Invests primarily in common                    May be suitable investment for
PORTFOLIO                                             stocks of large and medium-size                you if: (1) you wish to add a
                                                      companies whose stocks are                     stock fund to your existing
OBJECTIVE:                                            considered by the adviser to be                holdings, which could include
Long-term growth of capital                           undervalued and out of favor with              other stock investments as well
and a moderate level of                               investors.  Such value stocks                  as bond and money market
dividend income                                       typically have above-average                   investments; (2) you want a
                                                      dividend yields and/or                         stock fund employing a value
ADVISER:                                              below-average prices in relation               approach in seeking long-term
Barrow, Hanley, Mewhinney &                           to such financial measures as                  growth in capital as well as
Strauss, Inc.                                         earnings, book value, and cash                 moderate level of dividend
One McKinney Plaza                                    flow.                                          income.
3232 McKinney Ave, 15th Floor
Dallas, Texas  75204

------------------------------------------------------------------------------------------------------------------------------------

                                                           VUL Policy -12

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER                               PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------------------------------
                                                            LARGE-CAP GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN GROWTH                              o  Invests primarily in equity                    May be appropriate for
PORTFOLIO, CLASS O SHARES*                            securities, such as common or                  investors seeking long-term
                                                      preferred stocks, which are listed             capital appreciation.
OBJECTIVE:                                            on U.S. exchanges or in the
Long-term capital                                     over-the-counter market.
appreciation                                       o  The Fund invests primarily in
                                                      growth stocks.
ADVISER:                                           o  Under normal circumstances,
Fred Alger Management, Inc.                           the Fund invests primarily in the
111 Fifth Avenue                                      equity securities of large
New York, New York  10003                             companies with a market
                                                      capitalization of $1 billion or
*The Alger American Fund                              greater.
offers both Class O and
Class S shares.  The
classes differ only in that
Class S shares are subject
to distribution and
shareholder servicing fees,
while Class O shares are
not.  Only Class O shares
are available under the
Policy.

------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R)                         o  Normally invests primarily in                  May be appropriate for
PORTFOLIO, INITIAL CLASS                              common stocks.                                 investors who are willing to
                                                   o  Invests in securities of                       ride out stock market
OBJECTIVE:                                            companies whose value it believes              fluctuations in pursuit of
Long-term capital                                     is not fully recognized by the                 potentially above-average
appreciation                                          public.                                        long-term returns.
                                                   o  Invests in domestic and
ADVISER:                                              foreign issuers.
Fidelity Management &                              o  Invests in either growth
Research Company                                      stocks or value stocks or both.
82 Devonshire Street                               o  Uses fundamental analysis of
Boston, Massachusetts 02109                           each issuer's financial condition
                                                      and industry position and market
                                                      and economic conditions to select
                                                      investments.
                                                   o  Potentially uses other
                                                      investment strategies to increase
                                                      or decrease the Fund's exposure to
                                                      changing security prices or other
                                                      factors that affect security values.
------------------------------------------------------------------------------------------------------------------------------------
                                                             LARGE-CAP BLEND FUNDS
------------------------------------------------------------------------------------------------------------------------------------
SCUDDER VS I CAPITAL GROWTH                        o  Invests at least 65% of total                  May be appropriate for
PORTFOLIO, CLASS A SHARES                             assets in common stocks of U.S.                investors seeking long-term
                                                      companies.                                     growth.
OBJECTIVE:                                         o  Although the Fund can invest
Maximize long-term capital                            in companies of any size, it
growth through a broad and .                          generally focuses on established
flexible investment program                           companies that are similar in size
                                                      to the companies in the S&P 500
ADVISER:                                              Index.  The Fund intends to invest
Deutsche Investment                                   primarily in companies whose
Management Americas, Inc.                             market capitalizations fall within
345 Park Avenue                                       the normal range of the Index.
New York, New York  10154
------------------------------------------------------------------------------------------------------------------------------------

                                                           VUL Policy -13

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER                               PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------------------------------
                                                              MID-CAP BLEND FUNDS
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD EQUITY INDEX                              o  Employs a passively managed-                   May be a suitable investment
PORTFOLIO                                             or index-approach, by holding all              for you if: (1) you wish to add
                                                      of the stocks in the Standard &                a low-cost,
OBJECTIVE:                                            Poor's 500 Composite Stock Price               large-capitalization stock
Long-term growth of capital                           Index in roughly the same                      index fund to your existing
and income by attempting to                           proportion to their weighting in               holdings, which could include
match the performance of a                            the index.                                     other stock investments as well
broad-based market index of                        o  Stocks represented in the                      as bond and money market
stocks of large U.S.                                  Index, and thus the Fund's                     investments; (2) you want the
companies.                                            holding, are weighted according to             potential for long-term capital
                                                      each stock's market capitalization             appreciation, with a moderate
ADVISER:                                              (shares outstanding x share                    level of dividend income.
The Vanguard Group                                    price). For example, if a specific
P.O. Box 2600                                         stock represented 2% of the S&P
Valley Forge, Pennsylvania 19482                      500 Index, the Fund would invest
                                                      2% of its assets in that company.

-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD MID-CAP INDEX                             o  Employs a passively managed-                   May be a suitable investment
PORTFOLIO                                             or index-approach by holding the               for you if: (1) you wish to add
                                                      stocks in the Standard & Poor's                a low-cost, mid-capitalization
OBJECTIVE:                                            MidCap 400 Index in roughly the                stock index fund to your
Long-term growth of capital                           same proportion to their weighting             existing holdings, which could
by attempting to match the                            in the Index.                                  include other stock investments
performance of a                                   o  Stocks represented in the                      as well as bond and money
broad-based market index of                           Index, and thus the Fund's                     market investments; (2) you
stocks of medium-size U.S.                            holdings, are weighted according               want the potential for
companies.                                            to each stock's market                         long-term capital appreciation.
                                                      capitalization.  For example, if a
ADVISER:                                              specific stock represented 5% of
The Vanguard Group                                    the S&P MidCap 400 Index, the Fund
P.O. Box 2600                                         would invest 5% of its assets in
Valley Forge, Pennsylvania 19482                      that company.

------------------------------------------------------------------------------------------------------------------------------------
                                                             MID-CAP GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP DYNAMIC                               o  Normally invests primarily in                  May be appropriate for
CAPITAL APPRECIATION                                  common stocks.                                 investors seeking broad
PORTFOLIO, INITIAL CLASS                           o  Invests in domestic and                        exposure to the domestic equity
                                                      foreign issuers.                               market without investment style
OBJECTIVE:                                         o  Invests in either growth                       restrictions.
Capital appreciation                                  stocks or value stocks or both
                                                   o  Uses fundamental analysis of
ADVISER:                                              each issuer's financial condition
Fidelity Management &                                 and industry position and market
Research Company                                      and economic conditions to select
82 Devonshire Street                                  investments.
Boston, Massachusetts  02109                       o  Potentially uses other
                                                      investment strategies to increase
                                                      or decrease the Fund's exposure
                                                      to changing security prices or
                                                      other factors that affect security
                                                      values.

------------------------------------------------------------------------------------------------------------------------------------
                                                             MID-CAP GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
USAA LIFE AGGRESSIVE GROWTH                        o  Invests primarily in equity                    Designed for the investor
FUND                                                  securities of large companies that             seeking to benefit from
                                                      are selected for their attractive              long-term growth of capital.
OBJECTIVE:                                            growth potential.  The term equity             Generally, this Fund is
Appreciation of capital                               securities is generally used to                expected to have a greater
                                                      include common stocks, convertible             potential for long-term capital
ADVISER:                                              securities, and securities that                appreciation than growth and
USAA Investment Management                            carry the right to buy common                  income funds, but is also
Company                                               stocks.                                        significantly more volatile.
9800 Fredericksburg Road                           o  While most of the Fund assets
San Antonio, Texas  78288                             will be invested in U.S.
                                                      securities, up to 20% of the Fund
SUBADVISER:                                           total assets may be invested in
Marsico Capital Management, LLC                       foreign securities purchased in
1200 17th Street, Suite 1300                          either foreign or U.S. markets.
Denver, Colorado 80202
------------------------------------------------------------------------------------------------------------------------------------

                                                           VUL Policy -14

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER                               PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------------------------------
                                                            SMALL-CAP GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD SMALL COMPANY                             o  Invest mainly in the stocks                    May be suitable investment for
GROWTH PORTFOLIO                                      of smaller companies (which, at                you if: (1) you wish to add a
                                                      the time of purchase, typically                small-capitalization growth
OBJECTIVE:                                            have a market value of less than               stock fund to your existing
Long-term growth of capital                           $1-$2 billion). These companies                holdings, which could include
                                                      are considered by the Fund's                   other stock investments as well
Advisers:                                             advisers to have above-average                 as bond and money market
Granahan Investment                                   prospects for growth, but often                investments; (2) you are
Management, Inc.                                      provide little or no dividend                  seeking growth of capital over
275 Wyman Street                                      income.                                        the long-term at least five
Waltham, Massachusetts 02154                                                                         years; (3) you are not looking
                                                                                                     for dividend income; (4) you
Grantham, Mayo, Van                                                                                  are willing to assume the
Otterloo & Co. LLC                                                                                   above-average risk associated
40 Rowes Wharf                                                                                       with investing in small cap
Boston, Massachusetts 02110                                                                          growth stocks.

------------------------------------------------------------------------------------------------------------------------------------
                                                             DOMESTIC HYBRID FUND
------------------------------------------------------------------------------------------------------------------------------------
USAA LIFE DIVERSIFIED                              o  Invests in a diversified                       Designed for the investor
ASSETS FUND                                           program within one mutual fund by              seeking the benefits of both
                                                      allocating the Fund's assets,                  long-term capital appreciation
OBJECTIVE:                                            under normal market conditions, in             and current return.  Generally,
Long-term capital growth,                             the following target ranges:                   the Fund is expected to have
consistent with                                       50-70% for equity securities and               less exposure to equity
preservation of capital and                           30-50% for debt securities and                 securities than growth funds.
balanced by current income                            money market instruments.  The
                                                      ranges allow for a variance within
ADVISER:                                              the investment categories.
USAA Investment Management                         o  The equity securities will
Company                                               consist significantly of domestic
9800 Fredericksburg Road                              common stocks and, to a much
San Antonio, Texas  78288                             lesser extent, may include shares
                                                      of real estate investments trust
SUBADVISER:                                           (REITs).
(Equity Portion)                                   o  While most of the Fund's
Wellington Management                                 assets will be invested in U.S.
Company, LLP                                          securities, up to 20% of the
75 State Street                                       Fund's total assets may be
Boston, Massachusetts  02109                          invested in foreign or U.S.
                                                      markets. These foreign holdings
                                                      may include securities issued in
                                                      emerging markets as well as
                                                      securities issued in established
                                                      markets.
                                                   o  The fixed income component
                                                      will be made up of the same types
                                                      of debt securities and money market
                                                      instruments in which the USAA Life
                                                      Income Fund may invest.

------------------------------------------------------------------------------------------------------------------------------------
                                                               WORLD STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------
USAA LIFE WORLD GROWTH FUND                        o  Invests primarily in equity                    Designed for the investor
                                                      securities of both foreign                     seeking to diversify by
OBJECTIVE:                                            (including emerging market) and                investing in securities of both
Long-term capital                                     domestic issuers.  The term equity             domestic and foreign issuers
appreciation                                          securities is generally used to                and who is prepared to bear the
                                                      include common stocks, securities              risks of such investments.
ADVISER:                                              convertible into common stocks,                Because of the Fund's emphasis
USAA Investment Management                            and securities that carry the                  on equity securities and
Company                                               right to buy common stocks.                    securities of foreign issuers,
9800 Fredericksburg Road                           o  May not invest more than 25%                   the Fund should not be relied
San Antonio, Texas  78288                             of total assets in one industry.               upon as a balanced investment
                                                   o  Under normal market                            program.
SUBADVISER:                                           conditions, the Fund's investments
MFS Investment Management                             will be diversified in at least
500 Boylston Street                                   three countries, one of which is
Boston, Massachusetts  02116                          the United States.

------------------------------------------------------------------------------------------------------------------------------------

                                                           VUL Policy -15

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER                               PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------------------------------
                                                              FOREIGN STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD INTERNATIONAL                             o  Invests in the stocks of                       May be suitable investment for
PORTFOLIO                                             seasoned companies located outside             you if: (1) you wish to add an
                                                      of the United States.                          international stock fund to
OBJECTIVE:                                         o  In selecting stocks, Schroder                  your existing holdings, which
Long-term growth of capital                           evaluates foreign markets around               could include other stock
                                                      the world. Within markets regarded             investments as well as bond and
ADVISER 1:                                            as having favorable investment                 money market investments; (2)
Schroder Investment                                   climates, this adviser selects                 you are seeking growth of
Management                                            companies with above-average                   capital over the long-term at
North America, Inc.                                   growth potential whose stocks sell             least five years; (3) you are
875 3rd Avenue, New York,                             at reasonable prices.                          not looking for income; (4) you
New York  10022                                    o  Baillie Gifford uses a                         are willing to assume the
                                                      fundamental approach to identify               additional risks (including
SUBADVISER:                                           quality growth companies and                   currency and country risk)
Schroder Investment                                   considers sustainable earnings and             associated with international
Management North America,                             free cash flow growth to be                    stocks.
Limited                                               critical factors in evaluating a
31 Gresham Street                                     company's prospects. Companies are
London EC2V 7QA, England                              screened first for quality and
                                                      hen for value. Baillie Gifford
ADVISER 2:                                            looks for companies with
Baillie Gifford Overseas Ltd                          attractive industry backgrounds,
1 Rutland Court, Edinburgh,                           strong competitive positions
EH3 8EY, Scotland                                     within those industries, high
                                                      quality earnings and a positive
                                                      approach towards shareholders. The
                                                      main fundamental factors considered
                                                      when analyzing companies in this
                                                      bottom-up analysis are: earnings
                                                      growth, cash flow growth,
                                                      profitability, debt and interest
                                                      coverage, and valuation.

------------------------------------------------------------------------------------------------------------------------------------
                                                              LONG-TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
USAA LIFE INCOME FUND                              o  Invests primarily in U.S.                      Designed primarily for the
                                                      dollar-denominated debt and                    investor seeking to benefit
OBJECTIVE:                                            income-producing securities that               from returns higher than those
Maximum current income                                have been selected for their high              available in a money market
without undue risk to                                 yields relative to the risk                    fund.  An investor in this Fund
principal                                             involved.                                      should also be willing to
                                                   o  Debt securities must be                        accept principal fluctuations.
ADVISER:                                              investment-grade at the time of                The Fund should not be relied
USAA Investment Management                            purchase.                                      upon as a balanced investment
Company                                                                                              program.
9800 Fredericksburg Road
San Antonio, Texas  78288

------------------------------------------------------------------------------------------------------------------------------------
                                                             HIGH YIELD BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD HIGH YIELD BOND                           o  Invests primarily in a                         May be a suitable investment
PORTFOLIO                                             diversified group of high                      for you if:  (1) you are
                                                      -yielding, higher-risk corporate               seeking a high level of income
OBJECTIVE:                                            bonds with medium- and lower-range             and are willing to take
High level of income                                  credit-quality ratings, commonly               substantial risks in pursuit of
                                                      known as junk bonds.                           higher returns; (2) you have a
ADVISER:                                           o  The Fund emphasizes higher                     long-term investment horizon -
Wellington Management                                 grades of credit quality within                more than five years.
Company, LLP                                          the high-yield bond universe.  The
75 State Street                                       Fund invests at least 80% of its
Boston, Massachusetts  02109                          assets in corporate bonds that are
                                                      rated below Baa by Moody's
                                                      Investors Service, Inc. or below
                                                      BBB by Standard & Poor's
                                                      Corporation.
                                                   o  The Fund may not invest more
                                                      than 20% of its assets in any of
                                                      the following taken as a whole:
                                                      securities with credit ratings
                                                      lower than B or that are unrated,
                                                      convertible securities, and
                                                      preferred stocks.
                                                   o  The adviser may consider a
                                                      security's potential for capital
                                                      appreciation only when it is
                                                      consistent with the objective of
                                                      high and sustainable current
                                                      income.

------------------------------------------------------------------------------------------------------------------------------------

                                                           VUL Policy -16

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
& INVESTMENT ADVISER                               PRINCIPAL INVESTMENT STRATEGIES                   INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------------------------------
                                                          SPECIALTY-REAL ESTATE FUND
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD REIT INDEX                                o  Invests in the stocks of real                  May be a suitable investment
PORTFOLIO                                             estate investment trusts (REITs),              for you if: (1) you are looking
                                                      which own office buildings,                    for a simple way to gain
OBJECTIVE:                                            hotels, shopping centers, and                  indirect exposure to the real
High level of income and                              other properties.                              estate market to further
moderate long-term growth                          o  The Fund employs a passively                   diversify your existing
of capital                                            managed-or index-approach, by                  holdings, which could include
                                                      holding a mix of securities that               other stock, bond, and money
ADVISER:                                              seeks to match the performance of              market investments;  (2) you
The Vanguard Group                                    the Morgan Stanley REIT Index, a               want a stock fund that offers
P.O. Box 2600                                         benchmark of U.S. REITs.  Holdings             the potential for above-average
Valley Forge, Pennsylvania 19482                      of the Index, and thus of the                  dividend income  (Historically,
                                                      Fund, are weighted according to                the securities that make up the
                                                      each stock's market capitalization.            Index have provided higher
                                                   o  The Fund holds each stock                      dividend income than those in
                                                      found in the Index in                          the S&P 500 Index.) ; (3) you
                                                      approximately the same proportion              are seeking modest growth of
                                                      as represented in the Index                    capital over the long term - at
                                                      itself.  For example, if a                     least five years.
                                                      specific stock represented 2% of
                                                      the Morgan Stanley REIT Index, the
                                                      Fund would invest 2% in that stock.
------------------------------------------------------------------------------------------------------------------------------------
                                                               MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
VANGUARD MONEY MARKET                              o  Invests more than 25% of its                   May be a suitable investment
PORTFOLIO                                             assets in high-quality, short-term             for you if: (1) you wish to add
                                                      money market instruments issued by             a money market fund to your
OBJECTIVE:                                            companies in the financial                     existing holdings, which might
Income while maintaining                              services industry.  The Fund also              also include stock and bond
liquidity and a stable                                invests in high-quality money                  investments; (2) you are
share price of $1                                     market instruments issued by                   seeking income and stability of
                                                      non-financial corporations, such               principal.
ADVISER:                                              as securities backed by the full
The Vanguard Group                                    faith and credit of the U.S.
P.O. Box 2600                                         government, securities issued by
Valley Forge, Pennsylvania 19482                      U.S. agencies, or obligations
                                                      issued by corporations and
                                                      financial institutions.
------------------------------------------------------------------------------------------------------------------------------------

POLICY LAPSE AND REINSTATEMENT
------------------------------

LAPSE
Your Policy will lapse if your Policy Cash Value is insufficient to pay the Monthly Deduction and any loan interest due, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. (See GUARANTEED DEATH BENEFIT.)

GRACE PERIOD
You have a 61-day grace period to provide sufficient payment to keep your Policy in force. The grace period will begin on any Monthly Anniversary when your Policy Cash Value is insufficient to cover the Monthly Deduction for the following month and any loan interest due. We will notify you and any assignee of record of the date the grace period expires and of the premium payment necessary to continue the Policy in effect. During the grace period, you must submit enough premium to cover three Monthly Deductions and any loan interest due. If you do not pay the necessary premium within the grace period, the Policy will lapse, terminating all insurance, including benefits provided by rider. If the Insured dies during the grace period, we will pay your Beneficiary the death benefit, less any due and unpaid Monthly Deductions and any loan interest due through the month of death. During the grace period, or at lapse, we will not refund any Cash Value remaining in the Policy at the beginning of the grace period.

GUARANTEED DEATH BENEFIT
During the first five Policy years, your Policy will qualify for the Guaranteed Death Benefit if specified minimum premium payments have been paid. Guaranteed Death Benefit means that we guarantee that your Policy will not lapse, even if the Cash Value is insufficient to pay for the monthly deduction and any loan interest then due. The determination will be made at each Monthly Anniversary, at which time premium payments must total the Annual Target Premium payment specified in your Policy, adjusted to reflect the number of Monthly Anniversaries since the Policy's Effective Date.

                                 VUL Policy -17

For example, if

      o    Annual Target Premium is $2,000.
      o    The policy has been in force for 3.5 years.
      o    There are no partial surrenders and no loans.
      o    The Cash Value at 3.5 years is insufficient to pay the Monthly
           Deduction.

To qualify for the Guaranteed Death Benefit, premium payments must equal the Annual Target Premiums. Here, $2,000 x 3.5 years = $7,000 premium. If $7,000 total premiums have been paid, then the policy will not lapse because the Guaranteed Death Benefit applies.

The Guaranteed Death Benefit is only available during the first five policy years. We will declare a new Annual Target Premium payment if the Specified Amount is increased or decreased within the first three policy years. We will use the new Annual Target Premium Payment in the Guaranteed Death Benefit calculation.

REINSTATEMENT

You may reinstate a lapsed Policy within five years from the date of lapse and before the Policy's Maturity Date if you meet all of the following requirements:

o     Provide a completed written application for reinstatement.
o     Give proof of insurability satisfactory to USAA Life.
o Make payment of premium sufficient to pay the estimated Monthly Deductions for at least the three Policy months beginning with the effective date of reinstatement.
o     Make payment of, or agreement to reinstate, any Policy Indebtedness.

The Effective Date of the reinstatement will be the Monthly Anniversary on or before we approve your request. Upon reinstatement, the death benefit will be the Specified Amount in effect at lapse, less any reinstated Indebtedness.

Your Policy's initial reinstated Cash Value will be calculated as follows:

o     Net reinstated premium,
o MINUS the monthly deduction for the month following the Effective Date of reinstatement,
o     PLUS (if applicable) any reinstated indebtedness,
o PLUS any interest earnings credited to the loan collateral held in the general account.

An advantage of reinstating a lapsed Policy is that we will not deduct the first-year Administrative Charge again if it has already been paid. A possible disadvantage of reinstatement is that you must pay or reinstate any Policy Indebtedness. A Policy cannot be reinstated once it has been fully surrendered.

CHARGES AND DEDUCTIONS
----------------------

PREMIUM CHARGE

o We deduct a 3% premium charge from each premium as compensation for selling expenses and taxes.
o We deduct the premium charge from all of your premium payments until the gross amount of premium payments exceeds the sum of the Annual Target Premium payments payable over 10 years. (See ANNUAL TARGET PREMIUM PAYMENT.)
o If you increase or decrease the Specified Amount, we will declare a new Annual Target Premium Payment for you and use it to determine whether the premium charge applies.

The amount remaining after we deduct the premium charge is the Net Premium Payment and is the amount we allocate to the Variable Fund Accounts you select.

EXAMPLE:    Annual Target Premium payment is $2,000.
            $2,000 x 10 years = $20,000.
            We would no longer deduct the premium charge once you have paid in premiums of $20,000.

MONTHLY DEDUCTIONS FROM CASH VALUE
On your Policy's Effective Date, and each Monthly Anniversary thereafter, we will deduct certain monthly charges from your Policy's Cash Value. (See DEDUCTION OF CHARGES.) The Monthly Deduction includes the following items, each as described below.

                                VUL Policy - 18

      o    Cost of insurance charge.
      o    Charge for optional insurance benefits provided by rider.
      o    Administrative charge.
      o    Maintenance charge.

      COST OF INSURANCE CHARGES. (See CALCULATING YOUR COST OF INSURANCE for a more detailed discussion of the factors that affect the net amount at risk and how the cost of insurance charge is calculated.) Monthly cost of insurance charges depend on a number of variables, including:

      o    Specified Amount of insurance coverage;
      o    Death benefit option you select;
      o    Cost of insurance RATE; and
      o    Investment experience of your value in the Variable Fund Accounts.

      CHARGES FOR OPTIONAL INSURANCE BENEFITS. Monthly Deductions include charges for any optional insurance benefits added to the Policy by rider. (See OPTIONAL INSURANCE BENEFITS.)

      ADMINISTRATIVE CHARGES (FIRST POLICY YEAR ONLY). During the first 12 Policy months only, we deduct a monthly Administrative Charge of $10 for start-up administrative expenses we incur in issuing your Policy. These expenses include the cost of processing your application, conducting a medical examination, determining insurability and risk class, and establishing Policy records. The investment advisers or other affiliates of certain Funds may reimburse USAA Life for the cost of administrative services provided to the Funds as investment options under the Policies. Compensation is paid out of fee earnings, based on a percentage of a Fund's average net assets attributable to a Policy.

      MAINTENANCE CHARGE. The Monthly Deduction includes a recurring Maintenance Charge of $5. This charge compensates us for the recurring administrative expenses related to the maintenance of your Policy and of the Separate Account. These expenses include premium notices and collection, record keeping, processing death benefit claims, Policy changes, reporting, and overhead costs. USAA Life guarantees that this charge will not increase during the life of the Policy.

SEPARATE ACCOUNT CHARGES
We deduct certain charges on a daily basis as a percentage of the value of each Variable Fund Account of the Separate Account. These charges reduce your Policy Cash Value.

      MORTALITY AND EXPENSE CHARGE. We assess a daily charge of .00204% (equal to .75% annual rate) against the values of each Variable Fund Account for mortality and expense risks that USAA Life assumes under the Policies. We guarantee that this charge will not increase during the life of your Policy. The mortality risk that USAA Life assumes is that Insureds may live for a shorter period of time than we estimate and thus a greater amount of death benefits than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than we estimate.

      FEDERAL INCOME TAX CHARGE. Currently, we make no charge against a Variable Fund Account for federal income tax that may be attributable to that Account. We may, however, make such a charge in the future, should it be necessary. We also may make charges for other taxes, if any, attributable to any Variable Fund Account.

TRANSFER CHARGES
For each transfer between Variable Fund Accounts in excess of 18 per Policy Year, we assess a $25 charge. We reserve the right, at any time, and without prior notice, to terminate, suspend, or modify these transfer privileges.

SURRENDER CHARGES

      PARTIAL SURRENDER CHARGE. For each partial surrender, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn. This charge is an administrative processing fee.

      FULL SURRENDER CHARGE. For full surrenders prior to the end of the 10th Policy Year, we assess the surrender charge described below. The surrender charge compensates USAA Life for the expenses it incurs in distributing the Policies. The amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in your Policy, regardless of the amount of premiums you actually pay. The surrender charge depends on when you surrender. As shown in the table below, the surrender charge declines each Policy Year to 0% after the 10th Policy Year.

                                VUL Policy - 19

     ----------------------------------------------------------------------
     SURRENDER CHARGE AS A % OF ANNUAL TARGET PREMIUM PAYMENT


     POLICY YEAR      1    2    3    4    5    6    7    8    9   10    11+

     APPLICABLE %    50%  45%  40%  35%  30%  25%  20%  15%  10%   5%    0
     ----------------------------------------------------------------------

Example:

      o    Annual Target Premium payment is $2,000,
      o    Full surrender during the first Policy Year

                Surrender charge = 50% x $2,000 or $1,000 surrender charge

If you increase or decrease your Policy's Specified Amount within the first 10 Policy Years, we will set a new Annual Target Premium Payment for you. We will use the new Annual Target Premium Payment to determine the surrender charge. (See CHANGING YOUR POLICY'S SPECIFIED AMOUNT.) We will not impose a surrender charge at the time you decrease your Policy's Specified Amount.

OTHER CHARGES
The Variable Fund Accounts purchase shares of the Funds at the Net Asset Value
(NAV) of the shares. The NAV reflects the investment management fees and other expenses already deducted from each Fund's assets. These fees and other expenses appear in the Fee Tables. Please refer to the prospectuses for the Funds for more information on these fees and expenses.

DEDUCTION OF CHARGES
We will deduct the Monthly Deduction, any partial surrender charge, and any transfer charge from your value in each Variable Fund Account in the same proportion as each Variable Fund Account's value has to the total Policy Cash Value. Alternatively, you may specify in advance the Variable Fund Account(s) from which you want the partial surrender charge and transfer charge deducted.

DEATH BENEFIT

The Policy offers two death benefit options, Option A and Option B, which you select on your Policy application. Under either option, we will reduce the amount of death benefit we pay by the amount of any outstanding Indebtedness and any due and unpaid Monthly Deductions. (See PAYMENT OF POLICY BENEFITS.) Partial surrenders and related surrender charges also will reduce the amount of your death benefit. (See CHANGING YOUR POLICY'S SPECIFIED AMOUNT.) The death benefit increases by any applicable optional insurance benefits provided by rider. (See OPTIONAL INSURANCE BENEFITS.)

----------------------------------------------------------------------------------------
                  OPTION A (LEVEL DEATH BENEFIT)     OPTION B (INCREASING DEATH BENEFIT)
----------------------------------------------------------------------------------------
DEATH BENEFIT     Greater of:                        Greater of:
                    o  Your Policy's Specified         o  Your Policy's Specified
                       Amount, or                         Amount PLUS your Cash
                                                          Value, or
                    o  The Minimum Amount Insured      o  The Minimum Amount Insured
---------------------------------------------------------------------------------------
PURPOSE           Emphasizes Cash Value Growth       Emphasizes Death Benefit Growth
---------------------------------------------------------------------------------------
IMPACT            Cost of Insurance will             Death Benefit generally greater
                  generally be lower than for        than for same Specified Amount in
                  same Specified Amount in           Option A
                  Option B
---------------------------------------------------------------------------------------

      EXAMPLE OF OPTION A AND OPTION B:
      --------------------------------
           o    Insured less than 40 years old
           o    Policy's Specified Amount is $100,000
           o    No loans or outstanding Monthly Deductions
           o    Policy Cash Value is $25,000

   -------------------------------------------------------------------------
           OPTION A                            OPTION B
           --------                            --------
   -------------------------------------------------------------------------
   Death Benefit greater of           Death Benefit greater of
   $100,000 or Minimum Amount         $125,000 ($100,000 Specified
   Insured*                           Amount plus $25,000 Cash Value)
                                      or the Minimum Amount Insured*
   -------------------------------------------------------------------------

      *The Minimum Amount Insured is calculated by multiplying Cash Value by a specific percentage based on the Insured's age. (See CALCULATING YOUR COST OF INSURANCE.)

                                VUL Policy - 20

CHANGING DEATH BENEFIT OPTION
After the death benefit option you selected on your application has been in effect for one Policy Year, you may change it by sending written notice to USAA Life. The new death benefit option also must remain in effect for one Policy Year before we allow another change. There is no charge or fee for changing the death benefit option. The change will become effective on the Monthly Anniversary on or following the date we approve the change. A change in death benefit option will affect your cost of insurance. (See CALCULATING YOUR COST OF INSURANCE.) We will recalculate the maximum premium limitation following a change in death benefit option. (See MINIMUM AMOUNT INSURED under CALCULATING YOUR COST OF INSURANCE.)

OPTION A TO OPTION B
--------------------
      o Option B Specified Amount equals prior Option A Specified Amount MINUS Policy's Cash Value as of the date we receive written notice of the requested change. (The result of this is that the death benefit before and after the change will remain the same.)
      o We will not allow the change if it would result in a Specified Amount that is less than the minimum Specified Amount of $50,000 ($25,000 for Insureds less than 18 years of age).
      o If you want the Option B Specified Amount to be the same as the prior Option A Specified Amount, you must provide proof of insurability.

OPTION B TO OPTION A
--------------------
      o Option A Specified Amount equals prior Option B Specified Amount PLUS Policy's Cash Value next determined on the Date of Receipt of written notice. (The result of this is that the death benefit before and after the change will remain the same.)
      o This change does not require proof of insurability, unless you also want to make changes in your Policy's Specified Amount or add optional benefits by rider.

CHANGING POLICY'S SPECIFIED AMOUNT
You may increase or decrease your Policy's Specified Amount, within certain limits. A change in Specified Amount:

      o May increase or decrease your cost of insurance charges (See CALCULATING YOUR COST OF INSURANCE.)
      o    May have tax consequences (See TAX MATTERS.)
      o Does not necessarily require changes in planned periodic premiums (See PLANNED PERIODIC PREMIUM PAYMENTS.)
      o Will require us to set a new Annual Target Premium Payment for the new Specified Amount (See ANNUAL TARGET PREMIUM PAYMENT.)

Whether the premium charge applies is determined using the new Annual Target Premium Payment. (See PREMIUM CHARGE.) We will recalculate the maximum premium limitation following an increase or decrease in Specified Amount. (See PREMIUM PAYMENTS AND TAX MATTERS.)

Any increase to your Policy's specified Amount must be at least $25,000, unless such increase is in conjunction with a change in death benefit option or to satisfy federal tax law requirements. For any increase, you must apply in writing and we will require satisfactory proof of insurability. An increase will become effective on the Monthly Anniversary on or following the date we approve the increase. Your free look rights to cancel your Policy do not apply to increases in Specified Amounts.

You may not reduce your Policy's Specified Amount to less than $50,000. There are exceptions for reductions resulting from a surrender of Cash Value under Option A and if the Insured is less than 18 years of age. We will not allow a reduction that would cause your Policy not to qualify as a life insurance contract for federal tax law purposes. You must request a reduction in writing. To determine the cost of insurance charge, we will apply any decrease in Specified Amount against the most recent increase in Specified Amount. The decrease will become effective on the Monthly anniversary on or following the Date of Receipt of your written notice to USAA Life.

OPTIONAL INSURANCE BENEFITS

You may add one or more of the following optional insurance benefits to your Policy by rider, subject to certain underwriting or issue requirements. Each rider's description in this prospectus is subject to the specific terms and conditions of the rider. We will deduct the cost of any optional insurance benefits as part of the Monthly Deduction. (See MONTHLY DEDUCTIONS.) NOT ALL RIDERS ARE AVAILABLE IN ALL STATES.

ACCELERATED BENEFITS FOR TERMINAL ILLNESS RIDER. This rider provides for an early benefit payment to you upon receipt of proof that the Insured is terminally ill (as defined in the rider). The maximum amount you may receive under the rider prior to the Insured's death is the lesser of (1) 50% of the then current death benefit payable under the Policy (excluding additional benefits payable under other riders), or (2) $250,000. We will deduct the amount

                                VUL Policy - 21
of any Indebtedness from the amount of the early payment. We treat the early payment as a lien against Policy values. We reduce the death benefit by the amount of the lien and any Policy loans, plus accrued interest. We will continue to take Monthly Deductions after the early payment. The Owner's access to the Cash Value of the Policy through Policy loans, partial surrenders, or full surrender is limited to any excess of the Cash Value over the amount of the lien. We charge interest on the amount of the early payment and any unpaid Monthly Deductions. We require premium payments to be made for cost of insurance that are still required to be made after the early payment. If such payment is not paid when due, we will pay the premium on behalf of the Owner and add that amount to the early payment amount to be deducted from the death benefit. If the amount of the early payment plus accrued interest and required unpaid cost of insurance premiums ever exceed the amount of the death benefit, we will terminate the Policy and no additional insurance benefits will be payable. There is no charge for this rider.

ACCIDENTAL DEATH BENEFIT RIDER. This rider provides an additional life insurance benefit if the Insured's death results from accidental bodily injury (as defined in the rider). You can select an additional life insurance benefit up to a maximum of $200,000, or the Specified Amount, whichever is less. The premium for this rider is $.84 per $1,000 of coverage per year.

CHILDREN TERM LIFE INSURANCE RIDER. This rider provides level term life insurance on the lives of the Insured's children (as defined in the rider). The cost for this rider is $6 per $1,000 of coverage per year.

EXTENDED MATURITY DATE RIDER. This rider permits you to extend your Policy's Maturity Date up to 10 years beyond what it otherwise would be (I.E., the Monthly Anniversary following the Insured's 100th birthday). The death benefit during the extended maturity period will be your Policy's Cash Value less any Indebtedness. Also during this period, the Policy's Cash Value will continue to accrue in the same manner as described in the Policy, and any Policy loans in effect will continue to accrue interest. We will not deduct cost of insurance charges or accept additional premium payments during this period. We will assess the Maintenance Charge during this period. Extension of the Maturity Date is subject to all of the terms and conditions of the Policy, except where they are inconsistent with the rider. Extending the maturity date of your Policy beyond the Insured's age 100 may result in the current taxation of any increases in your Policy's Cash Value that result from investment experience in the Variable Fund Accounts. You should consult a qualified tax advisor before making such an extension.

WAIVER OF MONTHLY DEDUCTION RIDER. This rider waives your Monthly Deduction during periods of total and permanent disability of the Insured, but only if the Insured has been totally and permanently disabled (as defined in the rider) for at least six consecutive months. We will not deduct the amount of any Monthly Deduction waived under this rider from the Cash Value proceeds payable upon maturity of your Policy, or the death benefit proceeds payable if the Insured dies before the Policy matures. If Option A is in effect when we approve a claim under the rider, we will change your death benefit option from Option A to Option B as of the Monthly Anniversary after the disability began. While we are paying benefits under the rider, you may not increase your Policy's Specified Amount. Please note that the rider does not apply to interest under your Policy loans. As a result, it is possible that your Policy could lapse for nonpayment of loan interest. The premium for this rider varies based upon the age of the Insured.

If you would like further information about the optional insurance benefits available under your Policy, please contact us at 1-800-531-2923. Please note that adding or deleting riders, or increasing or decreasing coverage under the riders, can have tax consequences. (See TAX MATTERS.) You should consult a qualified tax advisor.

PAYMENT OF POLICY BENEFITS

BENEFITS AT MATURITY
All Policies will mature on the Monthly Anniversary following the Insured's 100th birthday, unless extended by rider. If the Insured is living at maturity, we will pay the Cash Value of your Policy (less any Indebtedness and any due and unpaid Monthly Deductions). We may postpone payments in certain circumstances. (See POSTPONEMENT OF PAYMENTS.)

PAYMENT AT DEATH
As long as your Policy has not terminated due to lapse, maturity, or full surrender, we will pay your Policy's death benefit to your Beneficiary. We will usually pay the death benefit within seven days after we receive due proof of death at our Home Office and all other requirements necessary to make payment. We will determine the Cash Value portion of the death benefit as of the Valuation Date immediately following the date of death. We will pay the death benefit in cash or under one or more of the payment options you have selected in advance. If you have not selected a payment option, your Beneficiary may select the payment option. We may postpone payment of the death benefit in certain circumstances. (See POSTPONEMENT OF PAYMENTS.)

We will reduce the death benefit by any Indebtedness and any due and unpaid Monthly Deductions. These proceeds will be increased by any applicable additional optional insurance death benefits provided by rider.

                                VUL Policy - 22

DEATH BENEFIT PAYMENT OPTIONS
We will pay the death benefit in a lump sum or under one of the payment options below. During the Insured's lifetime, you may select a payment option. If the Insured dies and you have not chosen a payment option, your Beneficiary can choose a payment option. If you have selected a payment option before the Insured's death, your Beneficiary may not change that option after the Insured's death. Proceeds applied under a payment option will no longer vary by the investment experience of the Variable Fund Accounts.

The nature and timing of your choice of payment option may have tax consequences to you or your Beneficiary. You should consult your tax advisor.

INTEREST ONLY OPTION. The Policy's principal amount may be left on deposit with USAA Life for a mutually determined period, not to exceed thirty years. We will make interest payments at mutually determined regular intervals. The principal amount will earn interest at a minimum rate of 3% compounded annually. At the end of the fixed period, we will pay the principal amount.

INSTALLMENTS FOR A FIXED PERIOD OPTION. Under this option, we will pay the principal amount plus interest in installments for a specified number of years (not more than thirty), as mutually agreed upon. The amount of the installments will not be less than that shown in the Table of Guaranteed Payments contained in your Policy.

INSTALLMENTS OF A FIXED AMOUNT OPTION. Under this option, we will pay the principal amount plus interest in installments, as mutually agreed upon, until the amount applied, together with interest on the unpaid balance, is paid in full.

OTHER OPTIONS. We will apply the principal amount under any other option mutually agreed upon.

Any arrangements involving more than one payment option, or involving a Beneficiary that is not a natural person (e.g., a corporation) or who is a fiduciary (E.G., a trustee) are subject to our approval. In addition, the details of the arrangements are subject to our rules in effect at the time the arrangements take effect.

The Beneficiary may designate a successor payee as to any amount that we would otherwise pay to the Beneficiary's estate. Amounts applied under these payment options will not be subject to the claims of creditors or to legal process, to the extent permitted by law.

CASH VALUE

Your Policy's Cash Value will vary:
      o on a daily basis with the investment experience of the Variable Fund Accounts to which you have allocated your Net Premium Payments;
      o to reflect the effect of various Policy transactions, such as additional premium payments, partial surrenders, and Policy loans; and
      o    to reflect applicable charges and deductions.

YOUR POLICY DOES NOT PROVIDE A MINIMUM GUARANTEED CASH VALUE, WHICH MEANS YOU BEAR THE ENTIRE INVESTMENT RISK THAT YOUR CASH VALUE COULD FALL TO ZERO.

On your Policy Effective Date, your Cash Value will equal your Net Premium Payments, less the Monthly Deduction for the following Policy month. Thereafter, your Cash Value on any Valuation Date will equal the sum of:
      o    your Policy value in each Variable Fund Account;
      o plus, if applicable, any value held in our general account to secure any Policy loan;
      o plus any interest earnings credited on the value held in the general account;
      o    less the amount of any outstanding Indebtedness;
      o less any Monthly Deductions, transfer charges, and partial surrender charges applied through that date.

On each Monthly Anniversary, the Monthly Deduction will reduce your Policy's Cash Value.

                                VUL Policy - 23

CALCULATING YOUR VALUE IN THE VARIABLE FUND ACCOUNTS
When you invest in a Variable Fund Account, you are purchasing units of interest or Accumulation Units (units) of that Account. You purchase units at their price next determined on any given Valuation Date following the receipt of your payment. Therefore, on any given Valuation Date, you can calculate the value of your investment in a Variable Fund Account by multiplying (1) the number of units of each Variable Fund Account credited to your Policy by (2) the price of the units on that Date.

We determine the number of units to credit to you by dividing (1) the Net Premium Payment you allocate to a Variable Fund Account by (2) that Variable Fund Account price per unit or unit value next computed on the Date of Receipt of the premium payment. Certain transactions will affect the number of units in a Variable Fund Account credited to you. Net Premium Payments will increase the number of full or fractional units. Loans, partial or full surrenders, partial surrender charges, transfer charges, and Monthly Deductions involve redemption of full or fractional units and will decrease the number of units. In addition, Transfer of Value among Variable Fund Accounts will decrease the number of units in the Variable Fund Accounts from which value is transferred and increase the number of units in the Variable Fund Accounts to which value is transferred.

Each Variable Fund Account's units are valued separately. We calculate the value of an Accumulation Unit (Accumulation Unit Value (AUV)) for each Variable Fund Account on any Valuation Date by adjusting the unit value from the previous Valuation Date for:
      o    the investment performance of the corresponding Fund;
      o    any dividends or distributions paid by that Fund; and
      o the Separate Account charges that we assess. (See SEPARATE ACCOUNT CHARGES.)

Log on to USAA.COM to access information about your Policy details, Variable Fund Account summaries, and financial activity information. You may also find out information about your Cash Value, including the value and number of units of each Variable Fund Account credited to your Policy, by calling us at 1-800-531-4265.

TRANSFER OF VALUE
Except during the first thirty days after your Policy becomes effective, you may transfer all or part of the value in any Variable Fund Account to any other Variable Fund Account of the Separate Account, up to 18 times per Policy Year, without charge. Each transfer thereafter is subject to a $25 charge.

The Policy you are purchasing was not designed for persons engaged in market timing, professional market timing organizations, or other persons that use programmed, large or frequent transfers. The use of such transfers may be disruptive to the underlying Fund and may increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a Variable Fund Account's operations or if a Fund would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. A transfer request could be rejected due to the size of the investment, the timing of the investment, or due to a history of excessive transfers by the owner.

Do not invest with us if you are a market timer. If we identify you as a market timer, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, internet services, or any electronic transfer services. We will inform you in writing of any such transfer restrictions on your Policy.

The minimum amount you can transfer from any Variable Fund Account is $250 (or the remaining Account value if less). A transfer will result in the redemption or purchase (or both) of units of the Variable Fund Accounts involved. You may request a transfer by telephone or by Notice to Us. A request for transfer must clearly state the amount to be transferred, the Variable Fund Account from which it is to be withdrawn, and the Variable Fund Account to which it is to be credited. We will effect the transfer using the Variable Fund Account unit values next computed on the Date of Receipt of your request, unless a postponement of payments is in effect. (See POSTPONEMENT OF PAYMENTS.)

We reserve the right at any time, and without prior notice, to terminate, suspend, or modify these transfer privileges.

LOANS
-----

After your first Policy Year, you may borrow money from USAA Life by using your Policy as the sole security for the loan. The amount that you may borrow is the loan value. The maximum loan value is 85% of your cash surrender value.

You may request a loan by telephone or by Notice to Us, but you must obtain the written consent of all assignees and irrevocable Beneficiaries, if any, before we can make the loan.

                                VUL Policy - 24

We will usually pay you the loan proceeds within 7 days after the Date of Receipt of your loan request, unless a postponement of payments is in effect. (See POSTPONEMENT OF Payments.)

LOAN COLLATERAL
When you take a loan, we will transfer an amount equal to the loan from your value in the Variable Fund Accounts to our general account. We make this transfer of loan collateral to secure your loan. You may specify the Variable Fund Accounts from which you want us to withdraw the loan collateral. If you do not so specify, we will withdraw the loan collateral from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy Cash Value. While a loan is outstanding, we will credit the loan collateral with interest on a daily basis at an effective annual rate of 4%.

LOAN INTEREST
You are charged interest on the loan at a maximum annual rate of 6% payable in advance. We have the option of charging less. For Policies that have been in effect more than 10 Policy Years and if the Insured is age 55 or older, we charge a preferred loan interest rate of 4.5%. We have the option of charging less for a preferred loan. The entire amount of interest on your loan balance for each Policy Year is payable in advance at the commencement of the loan and at the beginning of each Policy Year thereafter. We will automatically deduct the interest from your Variable Fund Account(s) in the same proportion as each Account's value has to the total Policy Cash Value on the date the loan starts. Similarly, we will deduct interest from your Variable Fund Account(s) at the beginning of each Policy Year in the same proportion as each Account's value has to the total Policy Cash Value as of that date. If there is insufficient value in your Variable Fund Account(s) to pay the interest in advance, your policy will enter its grace period.

Because interest is paid in advance, loan repayments during a Policy Year may result in an overpayment of interest. We will credit any overpayment of interest to you on the date of any loan repayment.

REPAYMENT OF INDEBTEDNESS
You may repay your Indebtedness (I.E., loans and any unpaid interest) in full or in part at any time before the Insured's death and while the Policy is in effect. If not repaid, we will deduct the Indebtedness from any death benefit, maturity benefit, or full surrender proceeds. You may not repay loans and unpaid loan interest in existence at the end of the grace period until the Policy is reinstated.

You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment. You may direct how you want your loan repayment to be allocated among the Variable Fund Accounts. If you do not specify an allocation, we will allocate your loan repayment to the Variable Fund Accounts in the same proportion as Net Premium Payments are being allocated.

EFFECT OF POLICY LOANS
A loan will reduce the value of the Variable Fund Accounts from which it is deducted. Thus, the amount loaned will not share in the investment experience of the Variable Fund Accounts. A loan, whether repaid or not, will have a permanent effect on the Cash Value of the Policy.

We will determine loan values as of the Date of Receipt of the loan request. A Policy loan may increase the chance that your Policy may lapse and result in adverse tax consequences. For situations where a Policy loan may be treated as a taxable distribution, SEE Tax Matters.

SURRENDERS
----------

You may fully or partially surrender your Policy for all or part of its Cash Value to the extent described below. We will usually pay full or partial surrenders of Cash Value within 7 days after we receive your written request at our Home Office. We will determine the Cash Value of the surrendered amount as of the Date of Receipt of your request for surrender. There may be tax consequences in connection with a full or partial surrender. (See TAX MATTERS.) You must obtain the written consent of all assignees or irrevocable Beneficiaries, if any, before we will process any request for surrender.

We will effect any surrenders using the Variable Fund Account unit values next computed on the Date of Receipt of your Notice to Us or, in the case of partial surrenders, your Notice to Us or telephone request. In certain circumstances, we may postpone the payment of surrenders. (See POSTPONEMENT OF PAYMENTS.)

FULL SURRENDERS

                                VUL Policy - 25

At any time before the Insured's death and while the Policy is still in effect, you may surrender your Policy for its entire cash surrender value by sending Notice to Us. We may require the return of the Policy. We also may assess a surrender charge. (See SURRENDER CHARGES.) We sometimes refer to the net amount you would receive as the Policy's cash surrender value. We will terminate your Policy and all insurance on the Date of Receipt of your Notice to Us.

PARTIAL SURRENDERS
After your first Policy Year and while your Policy is still in effect, but before the Insured's death, you may surrender a portion of your Policy for cash. We will assess an administrative processing fee equal to the lesser of $25 or 2% of the amount withdrawn. You may direct how you would like us to withdraw a partial surrender and the administrative processing fee from your current value in the Variable Fund Accounts. If you do not specify a withdrawal allocation, we will withdraw the partial surrender and the administrative processing fee from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy Cash Value. (See SURRENDER CHARGES AND DEDUCTION OF CHARGES.) You may request a partial surrender by telephone or by Notice to Us.

Your Policy's remaining Cash Value after a partial surrender may not be less than an amount equal to the then current surrender charge for a full surrender.

Partial surrenders and related surrender charges reduce your Policy's death benefit on a dollar for dollar basis. If the death benefit is the Minimum Amount Insured, your death benefit will be reduced by a multiple of the amount surrendered. Under death benefit Option A, we will reduce the Specified Amount and the Cash Value by the amount of the partial surrender. Under death benefit Option B, we will reduce only the Cash Value portion of the death benefit by the amount of the partial surrender.

TELEPHONE TRANSACTIONS
----------------------
You may submit requests by telephone to change your premium payment allocation, request partial surrenders, request loans, and request Transfer of Value among Variable Fund Accounts. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not will we be liable for any losses because of unauthorized or fraudulent instructions. We will obtain information prior to any discussion regarding your Policy including, but not limited to:

      o    your USAA number or Policy number,
      o    your name, and
      o    your Social Security number.

In addition, we will record all telephone communications with you and will send confirmations of all transactions to your address. Your Policy automatically authorizes you to make telephone transactions, subject to our right to modify, suspend, or discontinue this telephone transaction privilege at any time without prior notice. When filling out your Policy application, you may decline the option of utilizing the telephone transaction privilege.

DOLLAR COST AVERAGING PROGRAM
-----------------------------
The Dollar Cost Averaging Program enables you to make regular, equal investments over time into one or more of the Variable Fund Accounts, by transferring a fixed dollar amount at regular intervals from one or more other Variable Fund Accounts under the Policy.

To begin the Dollar Cost Averaging Program, you must have at least $5,000 in the Variable Fund Account from which you intend to transfer value. The minimum amount you may transfer is $100, or the remaining value of the Account, if less. The transfers must be scheduled to occur over a period of at least 12 months at monthly, quarterly, or semiannual intervals, as you elect.

You may select this Program by submitting a written request to our Home Office or by making a request by telephone. You may cancel your participation in this Program in the same manner.

We will process transfers under the Dollar Cost Averaging Program to be effective at the Accumulation Unit Values (AUV) at the end of the Valuation Period that includes the date of the transfer. No charges apply to transfers made under the Dollar Cost Averaging Program. Also, transfers under this Program do not count against your limit on free transfers.

We reserve the right to suspend, terminate, or modify the Dollar Cost Averaging Program upon providing you written notice thirty days in advance. Should we suspend or terminate the Program, the suspension or cancellation will not affect any Policy for which the Dollar Cost Averaging Program is already in effect.

AUTOMATIC ASSET REBALANCING
---------------------------

                                VUL Policy - 26

USAA Life Insurance Company offers an automatic asset rebalancing service for funds in the Policy. While the Policy is in force, you may choose to automatically reallocate your cash value among the Variable Fund Accounts of the Policy to return your assets to your specified allocations. The Cash Value eligible for rebalancing will be the Cash Value minus outstanding loans and accrued loan interest. You must tell us:

      (a) the percentage you want invested in each Variable Fund Account, if you want to change your existing allocation percentages (whole percentages only);
      (b) how often you want the rebalancing to occur (monthly, quarterly, semiannually or annually); and
      (c) the selected date for rebalancing (1st to the 28th of the month). The selected date may not be a Monthly Anniversary. Rebalancing is completed on the same day of each month. If the New York Stock Exchange is not open on your selected date in a particular month, rebalancing will occur at the close of the Valuation Period that includes the date selected.

While your rebalancing program is in effect, we will transfer amounts among each Variable Fund Account so that the percentage of the eligible Cash Value that you specify is invested in each option at the end of each rebalancing date. Your entire eligible Cash Value must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional and/or financial adviser before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may change your allocation instructions or cancel the program at any time. Transfers under a rebalancing program do not count toward your limit of 18 transfers per Policy Year. You may not participate in Dollar Cost Averaging at the same time you participate in Automatic Rebalancing.

Currently there is no charge for this program. We reserve the right to suspend, terminate, or modify the offering of the program at any time.

POSTPONEMENT OF PAYMENTS
------------------------
We may postpone payments of partial surrenders, full surrenders, Policy loans, maturity benefits, death benefits, and Variable Fund Account transfers beyond seven days whenever:

      o    the New York Stock Exchange is closed,
      o the SEC, by order, permits postponement for the protection of Policy Owners, or
      o    the SEC requires trading to be restricted or declares an emergency.

We reserve the right to defer payment of any partial surrenders, full surrenders, Policy loans or refunds that would be derived from a premium payment made by a check until the check has cleared the banking system.

--------------------------------------------------------------------------------
Log on to USAA.COM for policy details, fund account summaries, and financial activity information.
--------------------------------------------------------------------------------

-----------------------
MORE POLICY INFORMATION
-----------------------

OWNERS AND BENEFICIARIES
------------------------

OWNERS
If you are the Owner of the Policy, the rights and privileges of the Policy during the lifetime of the Insured belong to you. Generally, the Owner is also the Insured, unless a different Owner is designated in the application or at a later date.

      SUCCESSOR OWNER. As Owner, you may designate a successor Owner. If you die without designating a successor Owner, ownership of the Policy will pass to your estate.

      CHANGE OF OWNERSHIP. As Owner, you may change ownership of your Policy, at any time, during the Insured's lifetime, by submitting Notice to Us. The change will take effect on the Date of Receipt of the request. A change of ownership is subject to the rights of an assignee of record and those of any irrevocable Beneficiary. We are not responsible for any payments made or actions taken before we receive your Notice to Us.

                                VUL Policy - 27

      COLLATERAL ASSIGNMENT. As Owner, you may assign the Policy as collateral security by submitting a Notice to Us. You will need to obtain the written consent of any irrevocable Beneficiaries and assignees of record before we recognize any assignment; however, a collateral assignment takes precedence over the interest of a revocable Beneficiary. The assignment will take effect as of the date we receive your Notice to Us. We are not responsible for the validity or effect of any collateral assignment, nor are we responsible for any payment or other action taken before we receive the Notice to Us. We are not bound by an assignment until we receive it at our Home Office.

We will pay any death benefit payable to an assignee in one lump sum. We will pay any remaining proceeds to the designated Beneficiary or Beneficiaries. A collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership, unless it is an absolute assignment. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under an Accelerated Benefits for Terminal Illness Rider. There may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary. Therefore, you should consult a qualified tax advisor prior to making an assignment.

BENEFICIARIES
You may name one or more Beneficiaries in your Policy application. You may classify Beneficiaries as primary, contingent, revocable, or irrevocable. If no primary Beneficiary survives the Insured, we will pay the Policy proceeds to the contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless you direct otherwise. A Beneficiary must survive the Insured in order to receive his or her share of the death benefit proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the remaining Beneficiaries of the same class who survive the Insured. If no Beneficiary survives the Insured, we will pay the proceeds to you, if you are alive, or, if not, to your estate.

      CHANGE OF BENEFICIARY. You may change the Beneficiary while the Insured is living, by submitting a Notice to Us. You must obtain the written consent of any irrevocable Beneficiaries before we will accept any change in Beneficiary. A change in Beneficiary will take effect on the Date of Receipt of the request. We will not be responsible for any payment or other action taken before receipt of your Notice to Us. If we make a payment of death benefits in good faith before receiving the Notice to Us, we will receive credit for the payment against our liability under the Policy. A change of Beneficiary is subject to the rights of an assignee of record.

CALCULATING YOUR COST OF INSURANCE
----------------------------------

For each Monthly Anniversary, we determine your monthly cost of insurance by multiplying (1) the net amount at risk under your Policy by (2) your cost of insurance rate, and (3) dividing the resulting amount by 1000.

NET AMOUNT AT RISK
We determine the net amount at risk by (1) subtracting your Policy Cash Value on any Monthly Anniversary (prior to the application of the Monthly Deduction, including the Cost of Insurance charge) from (2) your Policy's current death benefit (divided by a factor that discounts the death benefit to the beginning of the month). Your Policy death benefit may be the death benefit required to qualify the Policy as life insurance. (See MINIMUM AMOUNT INSURED.)

The net amount at risk may be greater if you have selected death benefit Option B rather than death benefit Option A. (See DEATH BENEFITS.) Since the death benefit payable under Option B is the Specified Amount plus the Cash Value, the difference between the death benefit and the Cash Value will be greater under Option B than under Option A (unless the Minimum Amount Insured applies). As the net amount at risk will be greater, so the cost of insurance also will be greater. The net amount at risk also may be affected by changes in your Policy's Cash Value or in the Specified Amount. (See CASH VALUE AND DEATH BENEFITS.)

The net amount at risk for each Policy continues to be determined generally by subtracting the Policy's Cash Value from the Policy death benefit (divided by a factor that discounts the death benefit to the beginning of the month), regardless of whether the death benefit is the Policy current Specified Amount or the Minimum Amount Insured. The cost of insurance rate applied against the net amount at risk will continue to increase as the Insured's age increases.

NET AMOUNT AT RISK - MORE THAN ONE RISK CLASS
If you increase the Specified Amount and the risk class applicable to the increase is different from that of the initial Specified Amount, then, in determining the cost of insurance charge, we will calculate the net amount at risk separately for each risk class. The method of determining the net amount at risk for each risk class will differ between Option A and Option B. If Option A is in effect, we will apportion the Cash Value among the initial Specified Amount and any increases in Specified Amount. The Cash Value will first be considered a part of the initial Specified Amount. If the Cash Value is greater than the initial Specified Amount, the balance of the Cash Value will then be considered a part of each increase in Specified Amount, beginning with the first increase.

                                VUL Policy - 28

If Option B is in effect, we will determine the net amount at risk by the proportional relationship of the initial Specified Amount and the Specified Amount increases for each new risk class to the total Specified Amount.

Because the method of calculating the net amount at risk is different between Option A and Option B when more than one risk class is in effect, a change in the death benefit option may result in a different net amount at risk for each risk class than would have occurred had the death benefit option not been changed. Thus, the total cost of insurance will be increased or decreased.

COST OF INSURANCE RATES
Your cost of insurance rates are based on the Insured's age, sex, and risk class. Generally, we set cost of insurance rates based on our expectations as to future mortality experience. We apply any changes to cost of insurance rates to all persons of the same age, sex, and risk class. We will give you thirty days notice before any increase in your current cost of insurance rates becomes effective. We guarantee that your cost of insurance rates will never be greater than the maximum cost of insurance rates shown in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table and age on the Insured's last birthday.

The risk class of the Insured will affect your cost of insurance rate. USAA Life currently places Insureds into one of three preferred risk classes or into one of two standard risk classes involving higher mortality risks. In an otherwise identical Policy, Insureds in the preferred risk class will have a lower cost of insurance rate than those in a standard risk class. We make all final determinations of an Insured's risk class.

MINIMUM AMOUNT INSURED
----------------------

The Minimum Amount Insured is the amount of insurance proceeds that the Internal Revenue Code requires for your Policy to qualify as life insurance and to exclude the death benefit from your Beneficiary taxable income. If higher than the death benefit under Option A or Option B, we will pay you the Minimum Amount Insured. You can determine the Minimum Amount Insured by multiplying your Policy Cash Value (ignoring the amount of any outstanding loan and any unpaid loan interest) by a specified percentage based on the Insured's age. The specified percentages, which generally decline as the Insured gets older, are:

--------------------------------------------------------------------------------
MINIMUM  AMOUNT INSURED AS A PERCENTAGE OF CASH VALUE
--------------------------------------------------------------------------------

INSURED'S     40 or                                           75 to    95 and
AGE*          Under 45     50     55     60     65     70     90       older

PERCENTAGE    250%  215%   185%   150%   130%   120%   115%   105%     100%
--------------------------------------------------------------------------------

* Last birthday at the beginning of the Policy Year. A more complete table appears in your Policy.

If, prior to the Insured's death, unexpected increases in your Policy's Cash Value would cause your Policy not to satisfy Internal Revenue Code requirements, we will increase the death benefit to the Minimum Amount Insured so that the death benefit will be excluded from the Beneficiary's taxable income.

-----------------
OTHER INFORMATION
-----------------

USAA LIFE
---------

USAA Life is a stock insurance company incorporated in the state of Texas on June 24, 1963. USAA Life is principally engaged in writing life insurance policies, health insurance policies, and annuity contracts. USAA Life is authorized to transact insurance business in all states of the United States (except New York) and the District of Columbia. On a consolidated basis prepared in conformity with accounting principles generally accepted in the United States of America, USAA Life had total assets of $11,195,590,000 on December 31, 2003. USAA Life is a wholly owned stock subsidiary of USAA, a diversified financial services organization. The commitments under the Policies are USAA Life's, and USAA has no legal obligation to back those commitments. USAA Life is obligated to pay all amounts promised to Policy owners under the Policies.

USAA Life is the depositor administering the Separate Account. USAA Life obligations as depositor of the Separate Account may not be transferred without notice to and consent of the Owners. USAA Life also issues variable annuity contracts through another separate account, which is also a registered

                                VUL Policy - 29
investment company. In addition, USAA Life serves as transfer agent of the USAA Life Investment Trust.

SEPARATE ACCOUNT
----------------
By a resolution of the Board of Directors of USAA Life, we established the Separate Account as a separate account on January 20, 1998. The Separate Account is organized as a unit investment trust and registered with the SEC under the Investment Company Act of 1940. Registration does not involve supervision of the management of the Separate Account by the SEC.

The assets of the Separate Account are the property of USAA Life and are held for the benefit of the Owners and other persons entitled to payments under Policies issued through the Separate Account. The assets of the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities that arise from any other business which USAA Life may conduct.

The Separate Account is divided into Variable Fund Accounts, each representing a different investment objective. Net Premium Payments are allocated to the Variable Fund Accounts in accordance with your instructions. (See INVESTMENT OPTIONS.) Each Variable Fund Account invests exclusively in the shares at the Net Asset Value (NAV) of a Fund. Income and gains and losses from assets in each Variable Fund Account are credited to, or charged against, that Variable Fund Account without regard to income, gains, or losses in the other Variable Fund Accounts.

TAX MATTERS
-----------
The following is a discussion of certain federal income tax matters affecting your ownership of a Policy. The discussion is general in nature, does not purport to be complete or to cover all situations, and should not be considered tax advice, for which you should consult a qualified tax advisor.

The particular situation of each Owner or Beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of the federal estate tax, state inheritance tax and other taxes.

TAXATION OF POLICY PROCEEDS
The following discussion is based on current federal tax law and interpretations. It assumes that the Owner is a natural person who is a U.S. citizen and resident. The tax effects on non-U.S. residents or non-U.S. citizens may be different.

GENERAL. A Policy will be treated as a life insurance contract for federal tax purposes (a) if it meets the definition thereof under Section 7702 of the Internal Revenue Code (the Code) and (b) for as long as the investments made by the underlying Funds in which Premium Payments under the Policy are invested satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policies will meet these requirements and that:
      o the death benefit received by the Beneficiary under your Policy will not be subject to federal income tax; and
      o increases in your Policy's Cash Value as a result of investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

The federal tax consequences of a distribution from or loan under your Policy can be affected by whether your Policy is determined to be a modified endowment contract (MEC) (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT (MEC) STATUS. Your Policy will be a MEC if, at any time during the first seven Policy Years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the seven-pay test.

Whenever there is a material change under a Policy, the Policy will generally be
(1) treated as a new contract for purposes of determining whether the Policy is a MEC and (2) subject to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's Specified Amount of coverage, and certain other changes.

                                VUL Policy - 30

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If your Policy's benefits are reduced during the first seven Policy Years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the Specified Amount you request or, in some cases, a partial surrender or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. A life insurance policy that is received in exchange for a MEC will also be considered a MEC.

OTHER EFFECTS OF POLICY CHANGES. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may have other effects on the Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT (MEC). As long as your Policy remains in force during the Insured's lifetime as a non-MEC, a Policy loan will be treated as Indebtedness and not a distribution, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

After the first 15 Policy Years, the proceeds from a partial surrender will be subject to federal income tax only to the extent they exceed your basis in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy Years, the proceeds from a partial surrender or a reduction in insurance coverage could be subject to federal income tax, under a complex formula, to the extent that your Cash Value exceeds your basis in your Policy.

On the Maturity Date or upon full surrender, any excess of the proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy, you may be deemed to have received a distribution from the Policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT (MEC). If your Policy is a MEC, any distribution from your Policy during the Insured's lifetime will be taxed on an income-first basis. Distributions for this purpose include (1) loan proceeds (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or (2) partial surrender. Any such distributions will be considered taxable income to you to the extent your Cash Value exceeds your basis in the Policy. (For MECs, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you.) For purposes of determining the taxable portion of any distribution, all MECs issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of income-first taxation on distributions from MECs.

A 10% penalty will apply to the taxable portion of most distributions from a Policy that is a MEC. The penalty will not, however, apply to distributions (1) to taxpayers 59 1/2 years of age or older, (2) in the case of a disability (as defined in the Code), or (3) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to federal income tax, including the 10% penalty, as described above. In addition, on the Maturity Date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy will be subject to federal income tax and, unless an exception applies, the 10% penalty.

Distributions that occur during a Policy Year in which your Policy becomes a MEC, and during any subsequent Policy Years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a MEC also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC. The Treasury Department has been authorized to prescribe rules that would treat similarly other distributions made in anticipation of a Policy becoming a MEC.

POLICY LAPSES AND REINSTATEMENTS. A Policy that has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new life insurance contract.

                                VUL Policy - 31

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TERMINAL ILLNESS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the Code, are generally excludable from the payee's gross income. We believe that the benefits provided under our terminal illness rider meet the Code's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the Insured, if the payee has an insurable interest in the Insured's life because the Insured is a director, officer or employee of the payee or by reason of the Insured being financially interested in any trade or business carried on by the payee.

DIVERSIFICATION. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements for insurance company separate accounts - for these purposes, each Variable Fund Account is treated as a separate account. Failure to comply with these regulations would disqualify your Policy as a life insurance contract for federal tax purposes. If this occurred, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and all subsequent periods. Each Variable Fund Account, through the underlying Fund in which it invests, intends to continue to comply with these requirements.

In connection with the issuance of the diversification regulations in 1986, the Treasury Department stated that guidance would be provided concerning the circumstances in which an insurance policy owner's control of a separate account's investments may cause that owner, rather than the insurance company, to be treated as owning the assets in the account. If you (rather than USAA
Life) were considered the owner of the Separate Account's assets attributable to your Policy, income and gains from the account would be included in your gross income currently for federal income tax purposes. USAA Life reserves the right to amend the Policies in any way necessary to avoid any such result. As of the date of this prospectus, no such guidance has been issued, although the Treasury Department has informally indicated that any such guidance could limit the number of investment funds or the frequency of transfers among such funds. These guidelines may apply only prospectively, although retroactive application is possible if such standards are considered not to embody a new position.

FEDERAL ESTATE AND GENERATION-SKIPPING TAXES. If the Insured is the Policy Owner, the death benefit under the Policy will be includable in the Owner's estate for federal estate tax purposes. If the Owner is not the Insured, under certain conditions only an amount approximately equal to the cash surrender value of the Policy would be so includable. In general, taxable estates of less than $1,500,000 for decedents dying during 2004 (increasing incrementally to $3,500,000 in 2009) (exclusion amount) will not incur a federal estate tax liability. In addition, an unlimited marital deduction is available for federal estate tax purposes.

As a general rule, if a transfer of property is made to a person two or more generations younger than the donor, a federal tax is payable at rates similar to the maximum federal estate tax rate in effect at the time. The generation-skipping tax provisions generally apply to transfers that would be subject to the federal estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1,500,000 for 2004, and thereafter an exemption equal to the exclusion amount. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

If the Owner of the Policy is not the Insured, and the Owner dies before the Insured, the value of the Policy, as determined for federal estate tax purposes, is includable in the federal gross estate of the Owner for those purposes.

PENSION AND PROFIT-SHARING PLANS. If Policies are purchased by a trust that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code (a plan) for the benefit of participants covered under the plan, the federal income tax treatment of such Policies will be somewhat different from that described above.

If insurance is purchased for a participant as part of a plan, the reasonable net annual premium cost for such insurance is treated as ordinary income to the participant. The amount so treated is the lower of the IRS P.S. 58 table cost or the life insurance company's actual rates for standard risks. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy's Cash Value will not be subject to federal income tax. However, the Policy's Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy, which will generally include the costs of insurance previously taxable as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a plan. You should consult a qualified tax advisor.

OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider

                                VUL Policy - 32

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whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the Insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal tax purposes and the right of the Beneficiary to receive a death benefit.

ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

TAX CHANGES. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and MECs, or adopt new interpretations of existing law. State and local tax laws or, if you are not a U.S. citizen or resident, foreign tax laws, may also affect the tax consequences to you, the Insured, or your Beneficiary, and are subject to change. Any changes in federal, state, local, or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax advisor.

TAXATION OF USAA LIFE
USAA Life is taxed as a life insurance company under the Code. USAA Life does not initially expect to incur any federal income tax liability on the earnings or the realized capital gains attributable to any Variable Fund Account. If, in the future, USAA Life determines that a Variable Fund Account may incur federal income tax, then we may assess a charge against the Variable Fund Accounts for that tax. Any charge will reduce a Policy Cash Value.

We may have to pay state, local, or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policies.

LEGAL PROCEEDINGS
-----------------
USAA LIFE, LIKE OTHER LIFE INSURANCE COMPANIES, IS INVOLVED IN LAWSUITS, INCLUDING CLASS ACTION LAWSUITS. IN SOME CLASS ACTION AND OTHER LAWSUITS INVOLVING INSURERS, SUBSTANTIAL DAMAGES HAVE BEEN SOUGHT AND/OR MATERIAL SETTLEMENT PAYMENTS HAVE BEEN MADE. ALTHOUGH THE OUTCOME OF ANY LITIGATION CANNOT BE PREDICTED WITH CERTAINTY, USAA LIFE BELIEVES THAT, AS OF THE DATE OF THIS PROSPECTUS, THERE ARE NO PENDING OR THREATENED LAWSUITS THAT WILL HAVE A MATERIALLY ADVERSE IMPACT ON USAA LIFE OR THE SEPARATE ACCOUNT.

FINANCIAL STATEMENTS
--------------------
The financial statements for the Separate Account and USAA Life appear in the SAI. To obtain a copy of the SAI, call us at 1-800-531-2923.

You should consider our financial statements only as bearing on our ability to meet our obligations under the Contracts. Our financial statements do not bear on the investment performance of the Separate Account.

-----------
DEFINITIONS
-----------

IN THIS PROSPECTUS:
-------------------

ACCUMULATION UNIT or UNIT means an accounting unit of measure that we use to calculate values in each Variable Fund Account. The value of one unit is known as the Accumulation Unit Value (AUV).

ADMINISTRATIVE CHARGE means a monthly charge deducted from the Policy's Cash Value during the first Policy Year only. The Administrative Charge compensates us for the start-up expenses we incur in issuing the Policy. The Administrative Charge is shown on the Policy Information Page.

ANNIVERSARY means the same date each succeeding year as the Effective Date of the Policy.

                                VUL Policy - 33

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ANNUAL TARGET PREMIUM PAYMENT means an annual amount of premium payment that we establish when we issue your Policy. It is shown on the Policy Information Page. We use it to determine whether a premium charge will be deducted from premium payments, whether a surrender charge is imposed on a full surrender, and whether the Guaranteed Death Benefit applies.

BENEFICIARY means the person or entity designated to receive the death benefit upon the Insured's death.

CASH SURRENDER VALUE means your Policy Cash Value less the surrender charge, if any, payable on full surrender of your Policy.

CASH VALUE, on the Effective Date, means the Net Premium less the Monthly Deduction for the following month. Thereafter, on any Valuation Date, Cash Value means the sum of:

      o    your Policy value that you invest in the Variable Fund Accounts;
      o plus, if applicable, any value that is held in USAA Life's general account to secure any Policy loan;
      o plus any interest earnings we credit on the value held in the general account;
      o less the amount of any outstanding loan including any unpaid loan interest; and
      o less any Monthly Deductions, transfer charges, and partial surrender charges we apply through that date.

DATE OF RECEIPT means the date we actually receive the item at our Home Office, subject to two exceptions:
      o IF WE RECEIVE THE ITEM ON A DATE OTHER THAN A VALUATION DATE, THE DATE OF RECEIPT WILL BE THE FOLLOWING VALUATION DATE; AND
      o if we receive the item on a Valuation Date after close of regular trading of the New York Stock Exchange, the Date of Receipt will be the following Valuation Date.

DEATH BENEFIT means the benefit we pay in accordance with the death benefit option in effect on the Insured's death (1) reduced by any Indebtedness and any due and unpaid Monthly Deductions; and (2) increased by any optional insurance benefits provided by rider.

DEATH BENEFIT OPTION means one of the two death benefit options that the Policy provides, namely, Option A and Option B. Option A is the greater of the current Specified Amount or the Minimum Amount Insured. Option B is the greater of the current Specified Amount, plus the Policy Cash Value, or the Minimum Amount Insured.

EFFECTIVE DATE means the date we approve the application and issue your Policy or the date we approve any increase in Specified Amount under your Policy. The Effective Date is shown on the Policy Information Page.

FREE LOOK PERIOD means the period of time required by state law during which you may return the Policy for cancellation and receive a refund. The Free Look Period is shown on the Policy Information Page. You may cancel your Policy within 10 days of receipt (or a longer period depending on where you reside). Your initial premium payment allocated to any of the Variable Fund Accounts is invested in the Vanguard Money Market Portfolio Variable Fund Account during the Free Look Period plus five calendar days. (See FREE LOOK RIGHT.)

FUND means an investment portfolio that has specific investment objectives and policies and is offered by a mutual fund.

GUARANTEED DEATH BENEFIT means that if you pay a sufficient amount of premium, we guarantee your Policy will not lapse during the first five Policy Years.

HOME OFFICE means USAA Life Insurance Company, USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288.

INDEBTEDNESS means the sum of all unpaid Policy loans and any unpaid accrued interest due on such loans.

INSURED means the person whose life is insured. The Insured is identified on the Policy Information Page. The Insured may or may not be the Owner.

LAPSE means your Policy has terminated because of insufficient Cash Value from which to deduct the Monthly Deduction and any loan interest then due. No insurance coverage exists when your Policy has lapsed.

MAINTENANCE CHARGE means a monthly charge that we deduct from the Policy's Cash Value. The Maintenance Charge compensates us for recurring administrative expenses related to the maintenance of the Policy and the Separate Account. The Maintenance Charge is shown on the Policy Information Page.

                                VUL Policy - 34

MATURITY DATE means the date that we will pay your Policy's Cash Value to you, as long as the Policy has not terminated because of lapse, full surrender, or the Insured's death. The Maturity Date is shown on the Policy Information Page.

MONTHLY ANNIVERSARY means the same date of each succeeding month as the Effective Date of your Policy.

MONTHLY DEDUCTION means a charge we make under your Policy each month against the Policy's Cash Value. The charge is equal to:

      o    the cost of insurance and any riders; plus
      o the Administrative Charge that is applied during the first 12 months that the Policy is in effect; plus
      o    the Maintenance Charge.

MINIMUM AMOUNT INSURED means the minimum amount of life insurance required by the Internal Revenue Code to qualify your Policy as life insurance and to exclude the death benefit from a Beneficiary's taxable income.

NET ASSET VALUE (NAV) means the current value of each Fund's total assets, less all liabilities, divided by the total number of shares outstanding.

NET PREMIUM PAYMENT means the amount of a premium payment less the Policy's premium charge.

NOTICE TO US means your signed statement that we receive at our Home Office and that is in a form satisfactory to us.

OWNER means the person to whom we owe the rights and privileges of the Policy.

POLICY INFORMATION PAGE means the page that identifies certain information about the Policy and specifies certain terms of the Policy.

POLICY YEAR means a period of twelve calendar months starting with the Effective Date of the Policy, and each 12-month period thereafter. For example, if your Policy was issued on July 15, your first Policy Year would end on the following July 14. Each subsequent Policy Year would start on July 15 and end on July 14.

PREMIUM CHARGE means an amount that we deduct from premium payments to compensate us for sales charges and taxes related to the Policy.

SEPARATE ACCOUNT means the Life Insurance Separate Account of USAA Life Insurance Company. The Separate Account is an investment account established under Texas law through which we invest the Net Premium Payments we receive for investment in the Variable Fund Accounts under the Policy. The Separate Account is divided into subdivisions called the Variable Fund Accounts. Each Variable Fund Account invests the Net Premium Payments allocated to it in a particular Fund. We own the assets of the Separate Account. To the extent that the assets are equal to the reserves and other contractual liabilities, they are not chargeable with liabilities arising out of any other business of ours. We credit or charge the income, gains, and losses, realized or unrealized, from the assets of the Separate Account to or against the Separate Account without regard to our other income, gains or losses. We registered the Separate Account as an investment company under federal securities law.

SPECIFIED AMOUNT means the minimum death benefit payable as long as the Policy is in effect. It is also the amount of life insurance we issue. The specified amount is shown on the Policy Information Page.

SURRENDER CHARGE means an amount that we may deduct from your Policy's Cash Value if you surrender your Policy in full.

VALUATION DATE means any business day, Monday through Friday, on which the New York Stock Exchange is open for regular trading, except
      o any day on which the value of the shares of a Fund is not computed, or
      o any day during which no order for the purchase, surrender or transfer of Accumulation Units is received.

VALUATION PERIOD means the period of time from the end of any Valuation Date to the end of the next Valuation Date.

                                VUL Policy - 35

VARIABLE FUND ACCOUNT means a subdivision of the Separate Account in which you may invest Net Premium Payments. The Policy provides several Variable Fund Accounts. Each Variable Fund Account corresponds to a particular Fund. Net Premium Payments that you allocate to a Variable Fund Account are invested in a particular Fund. We also refer to the Variable Fund Accounts as Accounts in this prospectus.

WE, OUR, US, OR USAA LIFE means USAA Life Insurance Company.

YOU, YOUR OR YOURS refers to the Owner of the Policy.

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

A Statement of Additional Information (SAI), with the same date as this prospectus, containing further information about the Life Insurance Separate Account of USAA Life Insurance Company and the Variable Universal Life Insurance Policy is available from us upon request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and Cash Values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-531-2923 or write to us at 9800 Fredericksburg Road, San Antonio, TX 78288.

Information about the Life Insurance Separate Account of USAA Life Insurance Company (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.

We have not authorized anyone to give any information or make any representations other than those contained in this prospectus, the SAI or other material filed with the SEC (or any sales literature we approve) in connection with the offer of the Policies described in this prospectus. You may not rely on any such information or representations, if made. This prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful.

The table of contents for the SAI is as follows:

      Additional Information About Operation of Policies and Separate Account Special Considerations
      State Regulation of USAA Life
      Underwriters
      Illustrations
      Legal Matters
      Independent Auditors
      Financial Statements

                                    INVESTMENT COMPANY ACT FILE NUMBER 811-08625

                                VUL Policy - 36

                       Life Insurance Separate Account of
                           USAA Life Insurance Company
                                  (Registrant)

                           USAA Life Insurance Company
                                   (Depositor)

                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                                 1-800-531-2923

                       STATEMENT OF ADDITIONAL INFORMATION
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                   May 1, 2004

This Statement of Additional Information (SAI) contains additional information regarding the Variable Universal Life Insurance Policy (the Policy) offered by USAA Life Insurance Company (USAA Life). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2004 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by calling us at 1-800-531-2923 or by writing to us at the address above.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND SEPARATE ACCOUNT......2
  THE POLICIES...............................................................2
  INCONTESTABILITY...........................................................2
  MISSTATEMENT OF AGE OR SEX.................................................2
  SUICIDE EXCLUSION..........................................................2
  NONPARTICIPATING POLICY....................................................3
  REPORTS AND RECORDS........................................................3
SPECIAL CONSIDERATIONS.......................................................3
STATE REGULATION OF USAA LIFE................................................3
UNDERWRITERS.................................................................4
ILLUSTRATIONS................................................................4
LEGAL MATTERS................................................................4
INDEPENDENT AUDITORS.........................................................4
FINANCIAL STATEMENTS.........................................................4

                                  VUL SAI - 1

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND SEPARATE ACCOUNT
-----------------------------------------------------------------------

THE POLICIES

The Policy is a legal contract between you and us. The consideration for issuing the Policy is:
      o    completion of the application, and
      o    payment of the first full premium.

The entire contract consists of:
      o    your Policy,
      o    your Policy application, and
      o    any supplemental applications, riders, endorsements, and amendments.

      WE WILL CONSIDER STATEMENTS IN THE APPLICATION AS REPRESENTATIONS AND NOT WARRANTIES. WE WILL NOT USE ANY REPRESENTATION TO VOID YOUR POLICY OR DEFEND A CLAIM UNDER YOUR POLICY UNLESS IT IS CONTAINED IN YOUR WRITTEN APPLICATION OR SUPPLEMENTAL APPLICATION. ONLY THE PRESIDENT OR SECRETARY OF USAA LIFE HAS AUTHORITY TO CHANGE OR WAIVE A PROVISION OF YOUR POLICY, AND THEN ONLY IN WRITING.

All requests for changes to your Policy must be clear and in writing, and must be received by our Home Office.

This Policy is subject to the laws of the state where it is issued. To the extent that the Policy may not comply, it will be interpreted and applied to comply.

INCONTESTABILITY
We will not contest a Policy, or any increase in Specified Amount, except for lapse or fraud, after the Policy or increase has been in effect during the Insured lifetime for two years. Each increase in the Specified Amount will have its own two-year contestable period beginning with the Effective Date of the increase. During any two-year contestable period, we have the right to contest the validity of your Policy based on material misstatements made in the application or any supplemental application. The two-year contestable period begins on the Effective Date of your Policy, or, in the case of an increase, on the date the increase is approved and made effective.

If your Policy is reinstated after lapse, a new two-year contestable period begins on the date of reinstatement. If the Policy has been in force for two years during the lifetime of the Insured, it will be contestable only as to statements made in the reinstatement application. If the Policy has been in force for less than two years, it will be contestable as to statements made in any reinstatement applications as well as the initial application.

The incontestability provisions do not apply to optional insurance benefits added to your Policy by rider. Each rider contains its own incontestability provision.

If we contest and rescind your Policy, you will receive your premiums paid, less any Indebtedness and any previous partial surrenders.

MISSTATEMENT OF AGE OR SEX
Age means the Insured's age on his or her last birthday. If the Insured's age or sex has been misstated on the application or any supplemental application, we will adjust the Cash Value and death benefit to those based on the correct Monthly Deductions, based on the correct age or sex, since the Policy Effective Date.

SUICIDE EXCLUSION
Your Policy does not cover suicide by the Insured, while sane or insane, during an exclusion period after the Policy Effective Date. This exclusion period is generally two years from the Policy's Effective Date but may vary by state. If the Insured commits suicide during this period, our sole liability will be to refund all premiums paid, less any Indebtedness and previous partial surrenders. We will not pay any death benefit in those circumstances.

If your Policy lapses and is later reinstated, we will measure the two-year suicide exclusion period from the Effective Date of reinstatement. If you increase your Policy's Specified Amount, we will measure the two-year suicide exclusion period for the increase from the increase's Effective Date. If the Insured dies as a result of suicide (whether sane or insane) during the separate two-year suicide exclusion period, we will only pay the death benefit attributable to the initial Specified Amount (on which the two-year suicide exclusion period has expired). We will refund the premium payments less any Indebtedness and any partial surrenders attributable to the increase in the Specified Amount.

                                  VUL SAI - 2

NONPARTICIPATING POLICY

YOUR POLICY IS NONPARTICIPATING, WHICH MEANS YOU WILL NOT SHARE IN ANY OF OUR PROFITS OR SURPLUS EARNINGS. WE WILL NOT PAY DIVIDENDS ON YOUR POLICY.

REPORTS AND RECORDS

We will maintain all records relating to the Policy and the Separate Account. We will mail to you a Policy annual statement showing:

      o    the amount of death benefit;
      o    the Cash Value;
      o    any Indebtedness;
      o    any loan interest charge;
      o    any loan repayment since the last annual statement;
      o    any partial surrender since the last annual statement;
      o    all premium payments since the last annual statement;
      o    all deductions and charges since the last annual statement; and
      o other pertinent information required by any applicable law or regulation, or that we deem helpful to you.

We will mail the statement within thirty days after the Policy anniversary, or, at our discretion, within thirty days after the end of each calendar year showing information as of a date not more than sixty days prior to the mailing of the annual statement. We also will send you periodic reports for the Funds that correspond to the Variable Fund Accounts, periodic reports for the Separate Account, and any other information, as required by state and federal law.

We will mail confirmation notices (or other appropriate notification) promptly at the time of the following transactions:

      o    Policy issue;
      o    receipt of premium payments;
      o    transfers among Variable Fund Accounts;
      o    change of premium allocation;
      o    change of death benefit option;
      o    increases or decreases in Specified Amount;
      o    partial surrenders;
      o    receipt of loan repayments; and
      o    reinstatement.

SPECIAL CONSIDERATIONS
----------------------
The Funds managed by the Vanguard Group, Fidelity Management & Research Company, Deutsche Investment Management Americas, Fred Alger Management, Barrow Hanley Mewhinney & Strauss, Granahan Investment Management, Grantham Mayo Van Otterloo & Co., Schroder Investment Management, Marsico Capital Management, MFS Investment Management, and Wellington Management Company, LLP may offer shares to separate accounts of unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies. The Funds managed by USAA Investment Management Company (USAA IMCO) offer shares only to our separate accounts to fund benefits under the Policies and the variable annuity contracts that we offer. The boards of directors or trustees of these Funds monitor for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Fund's board of directors or trustees may require a separate account to withdraw its participation in a Fund. A Fund's Net Asset Value (NAV) could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

STATE REGULATION OF USAA LIFE
-----------------------------
USAA Life, a stock life insurance company organized under the laws of Texas, is subject to regulation by the Texas Department of Insurance. An annual statement is filed with the Texas Department of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of USAA Life as of December 31 of the preceding year. Periodically, the Commissioner of

                                  VUL SAI - 3

Insurance examines the liabilities and reserves of USAA Life and the Separate Account and certifies their adequacy.

In addition, USAA Life is subject to the insurance laws and regulations of all other states and jurisdictions where it is licensed. Generally, the Insurance Department of any other state applies the laws of the state of Texas in determining USAA Life permissible investments.

UNDERWRITERS
------------
We intend to sell the Policy in all states in which we are licensed and the District of Columbia. USAA IMCO, located at 9800 Fredericksburg Road, San Antonio, Texas 78288, is the principal underwriter distributing the Policies. USAA IMCO, a Delaware corporation, organized in May 1970, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is an active member of the National Association of Securities Dealers, Inc. USAA IMCO is an indirect wholly owned subsidiary of USAA and is an affiliate of USAA Life.

The Policy will be sold by licensed life insurance sales representatives who are also registered representatives of USAA IMCO. These licensed insurance sales representatives are salaried employees of USAA Life and receive neither direct nor indirect commissions nor any renewal commissions from the sale of the Policies. The Policies are sold and premium payments are accepted on a continuous basis.

USAA IMCO serves as principal underwriter for the Policies pursuant to an amended and restated Distribution and Administration Agreement with USAA Life dated March 30, 1998. Pursuant to this agreement, USAA Life bears the cost of the salaries of the sales representatives who sell the Policies and substantially all other distribution expenses of the Policies. USAA IMCO receives no commission for serving as principal underwriter of the Policies. The agreement terminates upon its assignment or upon at least sixty days notice by either party. USAA IMCO serves as both principal underwriter and investment adviser for the following registered investment companies: USAA Tax Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Life Investment Trust. In addition, USAA IMCO serves as principal underwriter for the Separate Account of USAA Life, a registered investment company.

ILLUSTRATIONS
-------------
Illustrations are tools that can help demonstrate how the Policy operates, given the Policy's charges, investment options and any optional features selected, how you plan to accumulate or access Policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy's death benefits, cash surrender values, and Policy values with those of other variable life insurance policies based upon the same or similar assumptions.

LEGAL MATTERS
-------------
The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., has advised USAA Life on certain federal securities law matters. All matters of Texas law pertaining to the Policy, including the validity of the Policy and USAA Life right to issue the Policy under Texas insurance law, have been passed upon by Cynthia A. Toles, Vice President and Assistant Secretary of USAA Life.

INDEPENDENT AUDITORS
--------------------
The audited financial statements and financial highlights of the Separate Account as of December 31, 2003, and for each of the years or periods presented, and the audited consolidated financial statements of USAA Life Insurance Company and its subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this SAI or will be included in an amendment to this SAI. The information has been audited by KPMG LLP, independent certified public accountants, through their offices located at 300 Convent Street, Suite 1200, San Antonio, Texas 78205.

FINANCIAL STATEMENTS
--------------------

                                  VUL SAI - 4

                         INDEPENDENT AUDITORS' REPORT



To the Board of Directors of USAA Life Insurance Company and Policyowners of the Life Insurance Separate Account of
  USAA Life Insurance Company:


We have audited the accompanying statements of assets and liabilities as of December 31, 2003, the related statements of operations, statements of changes in net assets, and financial highlights presented in note 6 for each of the years or periods presented, for the 18 variable fund accounts available within the Life Insurance Separate Account of USAA Life Insurance Company: USAA Life Growth and Income, USAA Life Aggressive Growth, USAA Life World Growth, USAA Life Diversified Assets, USAA Life Income, Vanguard Diversified Value Portfolio, Vanguard Equity Index Portfolio, Vanguard Mid-Cap Index Portfolio, Vanguard Small Company Growth Portfolio, Vanguard International Portfolio, Vanguard REIT Index Portfolio, Vanguard High Yield Bond Portfolio, Vanguard Money Market Portfolio, Fidelity VIP II Contrafund(R) Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Dynamic Cap Appreciation Portfolio, Scudder Capital Growth Portfolio, and Alger American Growth Portfolio. These financial statements and financial highlights are the responsibility of the Life Insurance Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2003 were verified by confirmation with the investment custodian of the underlying portfolios of the USAA Life Investment Trust or through confirmation with the transfer agents of the other portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned fund accounts of the Life Insurance Separate Account of USAA Life Insurance Company as of December 31, 2003 and the results of their operations, the changes in their net assets, and financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.


                                 /s/ KPMG LLP


San Antonio, Texas
February 20, 2004


                                          LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                                       STATEMENTS OF ASSETS AND LIABILITIES
                                                                 DECEMBER 31, 2003
                                                       (In Thousands, Except Per Unit Data)

                                                            Fund Accounts Investing In:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             VVIF
                                  USAA Life      USAA Life     USAA Life      USAA Life                   Diversified   VVIF Equity
                                 Growth and     Aggressive    World Growth   Diversified    USAA Life        Value         Index
                                 Income Fund    Growth Fund       Fund       Assets Fund   Income Fund     Portfolio     Portfolio
                                -------------- -------------  -------------  ------------  -------------  ------------  ------------

Assets:
  Investments at
    market value                         $912         $1,248           $307          $822           $449          $302        $1,802
                                -------------- -------------  -------------  ------------  -------------  ------------  ------------
  Net Assets                             $912         $1,248           $307          $822           $449          $302        $1,802
                                ============== =============  =============  ============  =============  ============  ============

Net Assets:
  Net assets attributable to
                                -------------- -------------  -------------  ------------  -------------  ------------  ------------
    policyowners' reserves               $912         $1,248           $307          $822           $449          $302        $1,802
                                ============== =============  =============  ============  =============  ============  ============

  Units outstanding
    (accumulation)                         41             81             17            35             25            29           177
                                ============== =============  =============  ============  =============  ============  ============

  Unit value
    (accumulation)                 $22.521772     $15.425424     $18.197983    $23.537372     $17.817055    $10.343108    $10.194632
                                ============== =============  =============  ============  =============  ============  ============


                                --------------

                                VVIF Mid-Cap
                                    Index
                                  Portfolio
                                --------------


Assets:
  Investments at
    market value                         $558
                                --------------
  Net Assets                             $558
                                ==============

Net Assets:
  Net assets attributable to
                                 -------------
    policyowners' reserves               $558
                                 =============

  Units outstanding
    (accumulation)                         50
                                 =============

  Unit value
    (accumulation)                 $11.173063
                                 =============

See accompanying Notes to Financial Statements.


         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003
                      (in Thousands Except Per Unit Data)
                          FUND ACCOUNTS INVESTING IN:
-------------------------------------------------------------------------------------------------------------------------
VVIF SMALL                                                                              FVIP           FVIP EQUITY-
 COMPANY              VVIF                           VIFF HIGH       VIFF MONEY     CONTRAFUND(R)         INCOME
 GROWTH           INTERNATIONAL       VVIF REIT      YIELD BOND        MARKET         PORFOLIO           PORTFOLIO,
 PORTFOLIO          PORTFOLIO     INDEX PORTFOLIO    PORTFOLIO        PORTFOLIO    INITIAL CLASS       INITIAL CLASS
---------------   -------------   ---------------  -------------   -------------   --------------   ---------------------

          $766            $413             $490            $377            $717             $227            $243
---------------   -------------   ---------------  -------------   -------------   --------------   ---------------------
          $766            $413             $490            $377            $717             $227            $243
===============   =============   ===============  =============   =============   ==============   =====================


---------------   -------------   ---------------  -------------   -------------   --------------   ---------------------
          $766            $413             $490            $377            $717             $227            $243
===============   =============   ===============  =============   =============   ==============   =====================

            68              43               32              33             530               21              24
===============   =============   ===============  =============   =============   ==============   =====================

    $11.293026       $9.532794       $15.130721      $11.537996       $1.354439       $10.915691      $10.052958
===============   =============   ===============  =============   =============   ==============   =====================















-----------------------------------------------------------------
FVIP DYYNAMIC
     CAP.            SVS I CAPITAL      ALGER
APPRECIATION            GROWTH         AMERICAN
 PORTFOLIO,            PORTFOLIO        GROWTH
INITIAL CLASS        CLASS A SHARES    PORTFOLIO         TOTAL
----------------   ---------------- ----------------  -----------
            $78            $657           $1,355         $11,723
----------------   ---------------- ----------------  -----------
            $78            $657           $1,355         $11,723
================   ================ ================  ===========


----------------   ---------------- ----------------  -----------
            $78            $657           $1,355         $11,723
================   =============   ==============     ============
              8              32               58
================   =============   ==============
      $9.709522      $20.790583       $23.504239
================   =============   ==============

                           LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                              STATEMENTS OF OPERATIONS
                                            YEAR ENDED DECEMBER 31, 2003
                                                   (In Thousands)
                                             FUND ACCOUNTS INVESTING IN:
----------------------------------------------------------------------------------------------------------------------

                                        USAA LIFE       USAA LIFE        USAA LIFE       USAA LIFE
                                        GROWTH AND      AGGRESSIVE     WORLD GROWTH     DIVERSIFIED      USAA LIFE
                                       INCOME FUND     GROWTH FUND         FUND         ASSETS FUND     INCOME FUND
                                      --------------- --------------- ---------------- --------------- ---------------

NET INVESTMENT INCOME (LOSS):
  Income
      Dividends from investments
                                      $          10   $         -     $          3     $         22    $         17
                                      --------------- --------------- ---------------- --------------- ---------------
  Expenses
    Mortality and expense risk charge
                                      $           6   $         7     $          2     $          5    $          3
                                      --------------- --------------- ---------------- --------------- ---------------
     Net investment income (loss)                 4            (7)               1               17              14
                                      --------------- --------------- ---------------- --------------- ---------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on sale of
    investments                                 (65)         (280)             (21)             (16)             11
  Capital gains distributions                    29             -                -                -               -
                                      --------------- --------------- ---------------- --------------- ---------------
     Net realized gain (loss)                   (36)         (280)             (21)             (16)             11
  Change in net unrealized
appreciation/
     depreciation                               226           554               86              127             (10)
                                      --------------- --------------- ---------------- --------------- ---------------
     Net realized and unrealized
       gain on investments                      190           274               65              111               1
                                      --------------- --------------- ---------------- --------------- ---------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS           $         194   $       267     $         66     $        128    $         15
                                      =============== =============== ================ =============== ===============


                                                                                         FVIP DYNAMIC
                                                          FVIP              FVIP             CAP        SVS I CAPITAL
                                        VVIF MONEY    CONTRAFUND(R)     EQUITY-INCOME    APPRECIATION      GROWTH
                                          MARKET       PORTFOLIO,        PORTFOLIO,       PORTFOLIO,      PORTFOLIO,
                                        PORTFOLIO     INITIAL CLASS     INITIAL CLASS   INITIAL CLASS   CLASS A SHARES
                                      --------------- --------------- ---------------- --------------- ---------------

NET INVESTMENT INCOME (LOSS):
  Income
      Dividends from investments      $          12   $         1     $          4     $          -    $          2
                                      --------------- --------------- ---------------- --------------- ---------------
  Expenses
    Mortality and expense risk charge             9             2                1                -               4
                                      --------------- --------------- ---------------- --------------- ---------------
     Net investment income (loss)                 3            (1)               3                -              (2)
                                      --------------- --------------- ---------------- --------------- ---------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on sale of
    investments                                   -             1              (10)               -             (49)
  Capital gains distributions                     -             -                -                -               -
                                      --------------- --------------- ---------------- --------------- ---------------
     Net realized gain (loss)                     -             1              (10)               -             (49)
  Change in net unrealized
appreciation/depreciation                         -            46               59               12             160
                                      --------------- --------------- ---------------- --------------- ---------------
     Net realized and unrealized
       gain on investments                        -            47               49               12             111
                                      --------------- --------------- ---------------- --------------- ---------------
INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS           $           3   $        46     $         52     $         12    $        109
                                      =============== =============== ================ =============== ===============

See accompanying Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                                 (In Thousands)

                           FUND ACCOUNTS INVESTING IN:
------------------------------------------------------------------------------------------------------------------------------------

                                                              VVIF SMALL
     VVIF                                                      COMPANY           VVIF                              VVIF HIGH
  DIVERSIFIED            VVIF EQUITY        VVIF MID-CAP        GROWTH      INTERNATIONAL     VVIF REIT           YIELD BOND
VALUE PORTFOLIO        INDEX PORTFOLIO    INDEX PORTFOLIO     PORTFOLIO       PORTFOLIO     INDEX PORTFOLIO         PORTFOLIO
---------------        ---------------    ---------------    -----------   --------------- ----------------      -------------
 $            4        $       18         $           2       $       -    $           4    $           12       $         17
---------------        ---------------    ---------------    -----------   --------------- ----------------      -------------

 $            1        $       10         $           2       $       4    $           2    $            3       $          2
---------------        ---------------    ---------------    -----------   --------------- ----------------      -------------
              3                 8                     -              (4)               2                 9                 15
---------------        ---------------    ---------------    -----------   --------------- ----------------      -------------





              -               (74)             (20)                  (7)              (9)                3                  -
              -                36                8                    -                -                 9                  -
---------------        ---------------    ---------------    -----------   --------------- ----------------      -------------
              -               (38)             (12)                  (7)              (9)               12                  -


             51               368              126                  192              100                91                 29
---------------        ---------------    ---------------    -----------   --------------- ----------------      -------------

             51               330              114                  185               91               103                 29
---------------        ---------------    ---------------    -----------   --------------- ----------------      -------------
           $ 54             $ 338            $ 114            $     181    $          93    $          112       $         44
===============        ===============    ===============    ===========   =============== ================      =============

     ALGER
    AMERICAN
     GROWTH
    PORTFOLIO
  -------------


   $          -
  --------------
              8
  --------------
             (8)
  --------------


           (110)
              -
  --------------
           (110)


            430
  --------------

            320
  --------------

   $        312
  ==============


See accompanying Notes to Financial Statements.


                         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                      STATEMENTS OF CHANGES IN NET ASSETS
                                     YEARS ENDED DECEMBER 31, 2003 AND 2002
                                                 (In Thousands)

                                          FUND ACCOUNTS INVESTING IN:
--------------------------------------------------------------------------------------------------------------------
                                                                USAA LIFE                             USAA LIFE
                                          USAA LIFE GROWTH     AGGRESSIVE     USAA LIFE WORLD     DIVERSIFIED ASSETS
                                           AND INCOME FUND     GROWTH FUND      GROWTH FUND             FUND
                                          ----------------   --------------  -----------------   -------------------

                                            2003    2002      2003    2002     2003     2002     2003     2002
                                          -----------------  ----------------  ----------------  -------------------
FROM OPERATIONS:
   Net investment income (loss)              $  4   $    3   $   (7)   $  (6)  $    1   $  -     $ 17    $  10

   Net realized gain (loss)                   (36)      (6)    (280)    (179)     (21)     (23)  $(16)       7
   Change in net unrealized
     appreciation/depreciation                226     (125)     554     (127)      86      (13)   127      (87)
                                          -----------------  ----------------- ----------------  -------------------
      Increase (decrease) in net assets
        resulting from operations             194     (128)     267     (312)      66      (36)   128      (70)
                                          -----------------  ----------------- ----------------  -------------------
FROM POLICY TRANSACTIONS:

   Purchases and transfers in                 335      215      434      290       71       60    222      248
   Monthly deduction charges                  (45)     (36)     (61)     (53)     (13)     (12)   (30)     (23)
   Other redemptions                         (136)     (68)    (188)     (97)     (28)     (29)   (73)    (117)
                                          -----------------  ----------------- ----------------  -------------------
      Increase in net assets
        from policy transactions              154      111      185      140       30       19      119     108
                                          -----------------  ----------------- ----------------  -------------------
         Net increase (decrease)
          in net assets                        348     (17)     452     (172)      96      (17)     247      38
 NET ASSETS:

   Beginning of period                         564     581      796      968      211      228      575     537
                                          -----------------  ----------------- ----------------  -------------------
   End of period                             $ 912  $  564   $1,248    $ 796    $ 307    $ 211   $  822   $ 575
                                          ================== ================= ================  ===================
 UNITS ISSUED AND REDEEMED

   Beginning balance                            32       26       67       56       15       13       29      24

   Units issued                                 21       13       41       27        6        5       12      13

   Units redeemed                              (12)      (7)     (27)     (16)      (4)      (3)      (6)     (8)
                                          ------------------ ----------------- ----------------- -------------------
   Ending balance
                                                41       32       81       67       17       15       35      29
                                          ================== ================= ================= ===================



                                                             VVIF REIT INDEX  VVIF HIGH YIELD     VVIF MONEY
                                                                PORTFOLIO      BOND PORTFOLIO  MARKET PORTFOLIO
                                                            ---------------- ----------------- ------------------

                                                              2003    2002     2003     2002     2003     2002
                                                            ---------------- ----------------- ------------------
FROM OPERATIONS:
   Net investment income (loss)                             $     9    $  4    $  15     $  6     $  3   $  16
   Net realized gain (loss)                                      12      (1)       -       (1)       -       -
   Change in net unrealized
     appreciation/depreciation                                   91      (8)      29       (1)       -       -
                                                            ---------------- ------------------ -----------------
      Increase (decrease) in net assets
        resulting from operations                               112      (5)       44        4        3      16
                                                            ---------------- ------------------ -----------------
FROM POLICY TRANSACTIONS:
   Purchases and transfers in                                   198     370       152      130      943   1,376
   Monthly deduction charges                                    (34)    (16)      (16)      (6)     (62)    (56)
   Other redemptions                                            (26)   (218)      (33)      (1)  (1,357) (1,506)
                                                            ---------------- ------------------ -----------------
      Increase (decrease) in net assets
        from policy transactions                                138     136       103      123     (476)   (186)
                                                            ---------------- ------------------ -----------------
         Net increase (decrease)
          in net assets                                         250     131       147      127     (473)   (170)
 NET ASSETS:
   Beginning of period                                          240     109       230      103    1,190   1,360
                                                            ---------------- ------------------ -----------------
   End of period                                              $ 490   $ 240    $  377    $ 230    $ 717  $1,190
                                                            ================ ================== =================
 UNITS ISSUED AND REDEEMED
   Beginning balance                                             21      10        23       10      881   1,016
   Units issued                                                  18      33        16       14      816   1,122
   Units redeemed                                                (7)    (22)       (6)      (1)  (1,167) (1,257)
                                                            ---------------- ------------------ -----------------
   Ending balance                                                32      21        33       23      530     881
                                                            ================ ================== =================

See accompanying Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                       STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 2003 and 2002
                                 (In Thousands)
                          FUND ACCOUNTS INVESTING IN:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      VVIF SMALL
USAA LIFE INCOME      VVIF DIVERSIFIED    VVIF EQUITY-INDEX      VVIF MID-CAP      COMPANY GROWTH       VVIF INTERNATIONAL
       FUND           VALUE PORTFOLIO         PORTFOLIO         INDEX PORTFOLIO        PORTFOLIO           PORTFOLIO
-------------------   -----------------   -----------------   ------------------  ------------------    ----------------
  2003      2002       2003     2002       2003     2002        2003       2002      2003    2002        2003     2002
-------------------   -----------------   -----------------   ------------------  ------------------    ----------------

     $ 14     $ 11        $ 3      $ 1        $ 8     $ 10         $ -     $ -        $ (4)    $ -         $ 2      $ 3
       11       (2)         -       (2)       (38)      33         (12)     (2)         (7)     10          (9)       2

      (10)       9         51      (16)       368     (338)        126     (32)        192    (111)        100      (44)
-------------------   -----------------   -----------------   ------------------  ------------------    ----------------

       15       18         54      (17)       338     (295)        114     (34)        181    (101)         93      (39)
-------------------   -----------------   -----------------   ------------------  ------------------    ----------------

      302      224        143      109        463      337         278     257         406     189         126       85
      (25)     (17)        (9)      (4)       (63)     (56)        (21)    (11)        (29)    (18)        (16)     (12)
     (145)    (200)       (19)     (15)       (98)    (115)        (87)    (29)       (168)    (73)        (14)      (3)
-------------------   -----------------   -----------------   ------------------  ------------------    ----------------

      132        7        115       90        302      166         170     217         209      98          96       70
-------------------   -----------------   -----------------   ------------------  ------------------    ----------------

      147       25        169       73        640     (129)        284     183         390      (3)        189       31

      302      277        133       60      1,162    1,291         274      91         376     379         224      193
-------------------   -----------------   -----------------   ------------------  ------------------    ----------------
    $ 449    $ 302      $ 302    $ 133    $ 1,802  $ 1,162       $ 558   $ 274       $ 766   $ 376       $ 413    $ 224
===================   =================   =================   ==================  ==================    ================

       18       17         17        6        145      125          33       9          47      35          31       22
       19       15         16       13         64       46          32      30          47      23          19       13
      (12)     (14)        (4)      (2)       (32)     (26)        (15)     (6)        (26)    (11)         (7)      (4)
-------------------   -----------------   -----------------   ------------------  ------------------    ----------------
       25       18         29       17        177      145          50      33          68      47          43       31
===================   =================   =================   ==================  =================     ================

                                            FVIP DYNAMIC
FVIP CONTRAFUND          FVIP EQUITY-    CAP. APPRECIATION      SVS I CAPITAL
(R)PORTFOLIO, INITIAL  INCOME PORTFOLIO,  PORTFOLIO, INITIAL  GROWTH PORTFOLIO,      ALGER AMERICAN
    CLASS               INITIAL CLASS          CLASS          CLASS A SHARES        GROWTH PORTFOLIO
-------------------   -----------------   -----------------   ------------------  ------------------

  2003      2002         2003   2002       2003     2002        2003    2002        2003    2002
-------------------   -----------------   -----------------   ------------------  ------------------
     $ (1)     $ -        $ 3      $ 1        $ -      $ -        $ (2)   $ (2)       $ (8)   $ (7)
        1        1        (10)      (4)         -        -         (49)   (179)       (110)   (233)
       46       (9)        59      (24)        12       (2)        160      25         430    (149)
-------------------   -----------------   -----------------   ------------------  ------------------

       46       (8)        52      (27)        12       (2)        109    (156)        312    (389)
-------------------   -----------------   -----------------   ------------------  ------------------

      105       94         59      130         39       35         230     106         351     230
      (18)      (9)       (11)      (7)        (4)      (2)        (32)    (32)        (60)    (57)
      (20)      (5)       (32)     (17)        (6)      (1)        (20)   (184)        (64)   (161)
-------------------   -----------------   -----------------   ------------------  ------------------

       67       80         16      106         29       32         178    (110)        227      12
-------------------   -----------------   -----------------   ------------------  ------------------

      113       72         68       79         41       30         287    (266)        539    (377)

      114       42        175       96         37        7         370     636         816   1,193
-------------------   -----------------   -----------------   ------------------  ------------------
    $ 227    $ 114      $ 243    $ 175       $ 78     $ 37       $ 657   $ 370     $ 1,355   $ 816
===================   =================   =================   ==================  ==================


       13        4         23       10          5        1          22      27          47      45
       13       11          8       16          5        4          15       7          20      14
       (5)      (2)        (7)      (3)        (2)       -          (5)    (12)         (9)    (12)
-------------------   -----------------   -----------------   ------------------  ------------------
       21       13         24       23          8        5          32      22          58      47
===================   =================   =================   ==================  ==================

See accompanying Notes to Financial Statements

                       LIFE INSURANCE SEPARATE ACCOUNT OF
                           USAA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003


1)  ORGANIZATION
The Life Insurance Separate Account of USAA Life Insurance Company (Life Insurance Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a wholly owned subsidiary of the United Services Automobile Association (USAA). Units of the Life Insurance Separate Account are sold only in connection with the Variable Universal Life Policy. Under applicable insurance law, the assets and liabilities of the Life Insurance Separate Account are clearly identified and distinguished from USAA Life. The Life Insurance Separate Account cannot be charged with liabilities arising out of any other business of USAA Life.

The Life Insurance Separate Account is divided into 18 variable fund accounts which are invested in shares of a designated portfolio of the USAA Life Investment Trust, Vanguard(R) Variable Insurance Fund (VVIF), Fidelity(R) Variable Insurance Products (FVIP), Scudder Variable Series I (SVS I), or the Alger American Fund as follows:


FUND ACCOUNT                                         MUTUAL FUND INVESTMENT
-----------------------------------------------------------------------------------------------------------

USAA Life Growth and Income                          USAA Life Growth and Income Fund
USAA Life Aggressive Growth                          USAA Life Aggressive Growth Fund
USAA Life World Growth                               USAA Life World Growth Fund
USAA Life Diversified Assets                         USAA Life Diversified Assets Fund
USAA Life Income                                     USAA Life Income Fund

Vanguard Diversified Value Portfolio                 VVIF Diversified Value Portfolio
Vanguard Equity Index Portfolio                      VVIF Equity Index Portfolio
Vanguard Mid-Cap Index Portfolio                     VVIF Mid-Cap Index Portfolio
Vanguard Small Company Growth Portfolio              VVIF Small Company Growth Portfolio
Vanguard International Portfolio                     VVIF International Portfolio
Vanguard REIT Index Portfolio                        VVIF REIT Index Portfolio
Vanguard High Yield Bond Portfolio                   VVIF High Yield Bond Portfolio
Vanguard Money Market Portfolio                      VVIF Money Market Portfolio

Fidelity VIP Contrafund(R)Portfolio                  FVIP Contrafund(R)Portfolio, Initial Class
Fidelity VIP Equity-Income Portfolio                 FVIP Equity-Income Portfolio, Initial Class
Fidelity VIP Dynamic Cap Appreciation Portfolio      FVIP Dynamic Cap Appreciation Portfolio, Initial Class

Scudder Capital Growth Portfolio                     SVS I Capital Growth Portfolio, Class A shares

Alger American Growth Portfolio                      Alger American Growth Portfolio



2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the fund. Gains or losses on securities transactions are determined on the basis of the first-in first-out
(FIFO) cost method. Security transactions are recorded on the trade date. Dividend income, if any, is recorded on ex-dividend date.

DISTRIBUTIONS
The net investment income (loss) and realized capital gains of the Life Insurance Separate Account are not distributed, but instead are retained and reinvested for the benefit of unit owners.

FEDERAL INCOME TAX
Operations of the Life Insurance Separate Account are included in the federal income tax return of USAA Life, which is taxed as a "Life Insurance Company" under the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to operation of the Life Insurance Separate Account.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

3)  RELATED PARTY TRANSACTIONS
During the year ended December 31, 2003, advisory and administrative fees of approximately $818,000 were paid or payable to USAA Investment Management Company (USAA IMCO) by the funds of the USAA Life Investment Trust (the Trust). USAA IMCO is indirectly wholly owned by USAA. The Funds' advisory fees are computed at an annualized rate of .50% of the monthly average net assets of the USAA Life Aggressive Growth Fund, .35% of the monthly average net assets of the USAA Life World Growth Fund, and .20% of the monthly average net assets for each of the other Funds of the Trust for each calendar month. The funds are an investment option for both the Variable Universal Life Policy and the Flexible Premium Deferred Combination Fixed and Variable Annuity Contract. Administrative fees are based on USAA IMCO's estimated time incurred to provide such services.

4)  EXPENSES
A mortality and expense risk charge is deducted by USAA Life from the Life Insurance Separate Account on a daily basis which is equal, on an annual basis, to 0.75% of the daily net assets of each variable fund account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated. Thus, a greater amount of death benefits than expected will be payable. The expense risk assumed by USAA Life is that the costs of administering the policies and the Life Insurance Separate Account may exceed the amount recovered from the policy maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased. During the year ended December 31, 2003, the total mortality and expense charge was $71,000.

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the establishment and maintenance of the Policies and each variable fund account. On the policy's effective date, and each monthly anniversary thereafter, certain monthly charges will be deducted by USAA Life through a redemption of units from the cash value of the policy. The monthly deduction will include cost of insurance charges, which includes charges for any optional insurance benefits provided by rider, an administrative charge of $10 during the first twelve policy months, and a recurring maintenance charge of $5. Total charges deducted during the current year were approximately $549,000.

A transfer charge of $25 will be deducted for each value transfer between Variable Fund Accounts in excess of six per Policy Year. For each partial surrender of cash value, a charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted. This charge is also referred to as an "administrative processing fee." For full surrenders, the amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in the policy. The number of years the policy has been in force at the time of surrender determines the applicable percentage.

A 3% premium charge is deducted from the policyholder's premium to compensate USAA Life for sales charges and taxes. The charge will be deducted from the policyholder's premium payments until the policyholder's gross amount of premium payments received exceeds the sum of the policyholder's Annual Target Premium payments payable over 10 years.

                      LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                            DECEMBER 31, 2003

5)  INVESTMENTS
The following table shows the number of shares owned, aggregate cost and net asset value per share of each fund at December 31, 2003:


                                                                NUMBER OF      AGGREGATE      NET ASSET
                                                                 SHARES          COST         VALUE PER
                                                                  (000)          (000)          SHARE
                                                              ------------    -----------    ------------

USAA Life Growth and Income Fund                               $       58    $       856    $      15.81
USAA Life Aggressive Growth Fund                                       87          1,206           14.39
USAA Life World Growth Fund                                            26            286           11.70
USAA Life Diversified Assets Fund                                      66            771           12.42
USAA Life Income Fund                                                  41            418           10.84
Vanguard Diversified Value Portfolio                                   26            266           11.46
Vanguard Equity Index Portfolio                                        68          1,840           26.57
Vanguard Mid-Cap Index Portfolio                                       41            463           13.64
Vanguard Small Company Growth Portfolio                                45            656           16.91
Vanguard International Portfolio                                       32            372           12.84
Vanguard REIT Index Portfolio                                          30            402           16.09
Vanguard High Yield Bond                                               42            347            8.95
Vanguard Money Market Portfolio                                       717            717            1.00
Fidelity VIP Contrafund Portfolio                                      10            188           23.13
Fidelity VIP Equity-Income Portfolio                                   10            205           23.18
Fidelity VIP Dynamic Capital App. Portfolio                            11             68            7.09
Scudder VLIF Capital Growth Portfolio-Class A Shares                   45            706           14.59
Alger American Growth Portfolio                                        41          1,547           33.29

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS- CONTINUED
                                December 31, 2003

6)  FINANCIAL HIGHLIGHTS

    A summary of unit values and units outstanding for variable annuity Contracts and the expense ratios, excluding expenses of the underlying funds, for each period is as follows:




                                   USAA LIFE GROWTH AND INCOME FUND ACCOUNT
                             ---------------------------------------------------

                                            Year Ended December 31,

                                        2003            2002            2001            2000            1999
                                    --------        --------        --------        --------        --------
At end of period:
  Accumulation units (000)                41              32              26              16              12
  Accumulation unit value       $  22.521772    $  17.449936    $  22.397368    $  23.978970    $  23.296591
  Net assets (000)              $        912    $        564    $        581    $        380    $        276
Ratio of investment income
  to average net assets (c)            1.35%             N/A             N/A             N/A             N/A
Ratio of expenses to
 average net assets (d)                0.75%           0.75%           0.75%           0.75%           0.75%
Total return (g)                      28.30%         -22.47%          -6.96%           2.32%          12.52%


                                  USAA LIFE DIVERSIFIED ASSETS FUND ACCOUNT
                             ---------------------------------------------------

                                            Year Ended December 31,

                                        2003            2002            2001            2000            1999
                                    --------        --------        --------        --------        --------

At end of period:
  Accumulation units (000)                35              29              24               9               7
  Accumulation unit value       $  23.537372    $  19.611603    $  22.295041    $  19.815589    $  19.192009
  Net assets (000)              $        822    $        575    $        537    $        186    $        142
Ratio of investment income
  to average net assets (c)            3.21%             N/A             N/A             N/A             N/A
Ratio of expenses to
  average net assets (d)               0.75%           0.75%           0.75%           0.75%           0.75%
Total return (g)                      19.40%         -12.42%          12.08%           2.55%           5.41%


                                 VANGUARD EQUITY INDEX PORTFOLIO FUND ACCOUNT
                             ---------------------------------------------------

                                            Year Ended December 31,

                                        2003            2002            2001(b)         2000            1999
                                    --------        --------        --------        --------        --------
At end of period:
   Accumulation units (000)              177             145             125              97              54
   Accumulation unit value      $  10.194632   $    7.995176    $  10.341906    $  11.844646    $  13.147788
   Net assets (000)             $      1,802   $       1,162    $      1,291    $      1,147    $        715
 Ratio of investment income
  to average net assets (c)            1.36%             N/A             N/A             N/A             N/A
  Ratio of expenses to
   average net assets (d)              0.75%           0.75%           0.75%           0.75%           0.75%
 Total return (g)                     26.67%         -23.11%         -13.05%         -10.40%          18.20%


                                 VANGUARD INTERNATIONAL PORTFOLIO FUND ACCOUNT
                              ----------------------------------------------------

                                            Year Ended December 31,

                                        2003            2002            2001(b)         2000            1999
                                    --------        --------        --------        --------        --------

 At end of period:
   Accumulation units (000)               43              31              22               9               1
   Accumulation unit value      $   9.532794   $    7.120925    $   8.670638    $  10.881890    $  13.154856
   Net assets (000)             $        413   $         224    $        193    $         98    $         12
 Ratio of investment income
      to average net assets (c)        1.23%             N/A             N/A             N/A             N/A
 Ratio of expenses to
       average net assets (d)          0.75%           0.75%           0.75%           0.75%           0.75%
 Total return (g)                     32.84%         -18.40%         -20.73%         -17.77%          25.12%

                                   LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                              NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                                         December 31, 2003


      USAA LIFE AGGRESSIVE GROWTH FUND ACCOUNT                                 USAA LIFE WORLD GROWTH FUND ACCOUNT
---------------------------------------------------------------  ---------------------------------------------------------------

               Year Ended December 31,                                                          Year Ended December 31,

    2003         2002         2001        2000        1999           2003          2002         2001         2000         1999
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
         81           67           56           38           17           17           15           13            7            2
$ 15.425424  $ 11.836938  $ 17.214778  $ 22.654870  $ 26.991318  $ 18.197983  $ 14.273481  $ 16.988356  $ 20.654406  $ 23.209674
$     1,248  $       796  $       968  $       868  $       455  $       307  $       211  $       228  $       153  $        51

      0.00%          N/A          N/A          N/A          N/A        1.11%          N/A          N/A          N/A          N/A

      0.75%        0.75%        0.75%        0.75%        0.75%        0.75%        0.75%        0.75%        0.75%        0.75%
     29.71%      -31.50%      -24.22%      -16.30%       91.33%       26.66%      -16.44%      -18.11%      -11.48%       28.46%


           USAA LIFE INCOME FUND ACCOUNT                                 VANGUARD DIVERSIFIED VALUE PORTFOLIO FUND ACCOUNT
---------------------------------------------------------------  -----------------------------------------------------------------

               Year Ended December 31,                                             Year Ended December 31,

    2003         2002         2001        2000        1999           2003          2002         2001 (a)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
         25           18           17           15            9           29          17               6
$ 17.817055  $ 17.110216  $ 15.969161  $ 15.007467  $ 13.262741  $ 10.343108  $ 7.947514   $    9.336800
$       449  $       302  $       277  $       223  $       119  $       302  $      133   $          60

      4.29%          N/A          N/A          N/A          N/A        2.21%         N/A             N/A

      0.75%        0.75%        0.75%        0.75%        0.75%        0.75%       0.75%           0.75% (e)
      3.57%        6.64%        5.92%       12.24%       -7.29%       29.17%     -15.42%          -6.98% (f)


   VANGUARD MID-CAP INDEX PORTFOLIO FUND ACCOUNT                      VANGUARD SMALL COMPANY GROWTH PORTFOLIO FUND ACCOUNT
-----------------------------------------------------            ---------------------------------------------------------------

               Year Ended December 31,                                                    Year Ended December 31,

    2003         2002         2001(a)                                2003        2002         2001(b)       2000         1999
-----------  -----------  -----------                            -----------  -----------  -----------  ----------- -----------
         50          33            9                                     68           47            35           18            7
$ 11.173063  $ 8.397224   $ 9.912441                            $ 11.293026   $ 8.065415   $ 10.696387  $ 10.043462  $ 10.526480
$       558  $      274   $       91                            $       766   $      376   $       379  $       178  $        78

      0.67%         N/A          N/A                                  0.02%          N/A           N/A          N/A          N/A

      0.75%       0.75%        0.75%(e)                               0.75%        0.75%         0.75%        0.75%        0.75%
     32.12%     -15.79%       -1.25%(f)                              39.31%      -24.93%         6.11%       -5.09%       17.88%


  VANGUARD REIT INDEX PORTFOLIO FUND ACCOUNT                              VANGUARD HIGH YIELD BOND PORTFOLIO FUND ACCOUNT
-----------------------------------------------------            ---------------------------------------------------------------

               Year Ended December 31,                                          Year Ended December 31,

    2003         2002         2001(a)                                2003        2002         2001(a)
-----------  -----------  -----------                            -----------  -----------  -----------
         32           21           10                                     33          23           10
$ 15.130721  $ 11.252063  $ 10.950003                            $ 11.537996  $ 9.946870   $ 9.869512
$       490  $       240  $       109                            $       377  $      230   $      103
      3.30%          N/A           N/A                                 5.88%         N/A          N/A
      0.75%        0.75%         0.75% (e)                             0.75%       0.75%        0.75% (e)
     33.78%        2.27%         9.13% (f)                            15.29%       0.22%       -1.67% (f)

(a)  Variable fund accounts commenced operations May 1, 2001 with an initial accumulation unit value of $10.00 per unit.

(b)  On May 1,  2001,  USAA Life  substituted  shares of the VVIF  Equity  Index  Portfolio  for shares of the
     Deutsche VIT Equity 500 Index Fund,  shares of the VVIF Small Company Growth  Portfolio for shares of the
     Deutsche VIT Small Cap Index Fund, shares of the VVIF International  Portfolio for shares of the Deutsche
     VIT EAFE(R) Equity Index Fund and the USAA Life  International  Fund, and shares of the VVIF Money Market
     Fund  Portfolio for shares of the USAA Life Money Market Fund. The  operations of the  predecessor  funds prior to May 1, 2001 are included in the accompanying financial statements.  Each fund substitution was a non-taxable event for policyholders and did not affect total assets. The policyholders' accumulated value did not change as a result of the substitution.

(c)  These  amounts  represent  the  dividends,  excluding  distributions  of capital  gains,  received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager,  divided by the average net assets.  These ratios exclude those expenses,  such as mortality and expense  charges, that are assessed  against  policyowner  accounts  either  through  reductions  in the unit values or the redemption of units.

(d)  The information  for 2003 is based on actual  expenses to the  policyowner for the period,  excluding the expenses of the underlying fund, and charges made directly to policyowner accounts through the redemption of units. Prior years have been restated to exclude the expenses of the underlying fund, and charges made directly to the policyowner accounts through the redemption of units.

(e)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

(f)  Not annualized for periods less than one year.

(g)  The AUV total return figures are computed in accordance  with a formula  prescribed by the Securities and
     Exchange Commission, which includes deduction of policy charges.


                           LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                                      NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                                  DECEMBER 31, 2003


                                    VANGUARD MONEY MARKET PORTFOLIO FUND ACCOUNT
                                  ------------------------------------------------

                                               Year Ended December 31,

                                    2003             2002         2001 (b)         2000               1999
                                ----------     -----------     -----------      ----------        -----------
At end of period:
    Accumulation units (000)           530             881           1,016             782               276
    Accumulation unit value     $ 1.354439      $ 1.350997      $ 1.338044      $ 1.293846        $ 1.227534
    Net assets (000)            $      717      $    1,190      $    1,360      $    1,013        $      339
Ratio of investment income
  to average net assets (c)          1.01%             N/A             N/A             N/A               N/A
Ratio of expenses to
  average net assets (d)             0.75%           0.75%           0.75%           0.75%             0.75%
Total return (g)                    -0.33%           0.47%           2.94%           4.61%             2.65%


                  FIDELITY CONTRAFUND(R) PORTFOLIO FUND ACCOUNT
                  ---------------------------------------------

                             Year Ended December 31,

                                    2003             2002         2001 (a)
                                ----------     -----------     -----------
At end of period:
    Accumulation units (000)            21             13                  4
    Accumulation unit value    $ 10.915691     $ 8.561012      $    9.515065
    Net assets (000)           $       227     $      114      $          42
Ratio of investment income
  to average net assets (c)          0.40%            N/A                N/A
Ratio of expenses to
  average net assets (d)             0.75%          0.75%              0.75% (e)
Total return (g)                    26.61%        -10.57%             -5.21% (f)


                  FIDELITY EQUITY-INCOME PORTFOLIO FUND ACCOUNT
                  ---------------------------------------------

                             Year Ended December 31,

                                    2003             2002         2001 (a)
                                ----------     -----------     -----------

At end of period:
   Accumulation units (000)              24            23              10
   Accumulation unit value      $ 10.052958    $ 7.771493      $ 9.427762
   Net assets (000)             $       243    $      175      $       96
Ratio of investment income
  to average net assets (c)           1.78%           N/A             N/A
Ratio of expenses to
  average net assets (d)              0.75%         0.75%            0.75% (e)
Total return (g)                     28.35%       -18.10%           -6.09% (f)


                   FIDELITY DYNAMIC CAP APPRECIATION PORTFOLIO
                -------------------------------------------------

                             Year Ended December 31,

                                    2003             2002         2001 (a)
                                ----------     -----------     -----------

At end of period:
    Accumulation units (000)             8              5                1
    Accumulation unit value     $ 9.709522     $ 7.809482       $ 8.464990
    Net assets (000)            $       78     $       37       $        7
Ratio of investment income
  to average net assets (c)          0.00%            N/A              N/A
Ratio of expenses to
  average net assets (d)             0.75%          0.75%            0.75% (e)
Total return (g)                    23.37%         -8.37%          -15.71% (f)

         LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                December 31, 2003

                  SCUDDER CAPITAL GROWTH PORTFOLIO FUND ACCOUNT
                -------------------------------------------------

                             Year Ended December 31,

    2003             2002            2001             2000            1999
-----------      -----------     -----------      -----------      ----------

         32               22              27               22               12
$ 20.790583      $ 16.508497     $ 23.487941      $ 29.346175      $ 32.816021
$       657      $       370     $       636      $       649      $       384

      0.39%              N/A             N/A              N/A              N/A

      0.75%            0.75%           0.75%            0.75%            0.75%
     25.09%          -30.10%         -20.28%          -10.99%           32.82%


                    ALGER AMERICAN GROWTH PORTFOLIO FUND ACCOUNT
                 -------------------------------------------------

                             Year Ended December 31,

    2003             2002             2001              2000            1999
-----------      ------------     ------------      -----------     -----------

         58                47               45               33              15
$ 23.504239       $ 17.520609      $ 26.344044      $ 30.100055     $ 35.583778
$     1,355       $       816      $     1,193      $     1,007     $       546

      0.00%               N/A              N/A              N/A             N/A

      0.75%             0.75%            0.75%            0.75%           0.75%
     33.28%           -33.85%          -12.81%          -15.78%          31.46%


(a) Variable fund accounts commenced operations May 1, 2001 with an initial accumulation unit value of $10.00 per unit.
(b) On May 1, 2001, USAA Life substituted shares of the VVIF Equity Index Portfolio for shares of the Deutsche VIT Equity 500 Index Fund, shares of the VVIF Small Company Growth Portfolio for shares of the Deutsche VIT Small Cap Index Fund, shares of the VVIF International Portfolio for shares of the Deutsche VIT EAFE(R)Equity Index Fund and the USAA Life International Fund, and shares of the VVIF Money Market Fund Portfolio for shares of the USAA Life Money Market Fund. The operations of the predecessor funds prior to May 1, 2001 are included in the accompanying financial statements. Each fund substitution was a non-taxable event for policyholders and did not affect total assets. The policyholders' accumulated value did not change as a result of the substitution.
(c) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units.
(d) The information for 2003 is based on actual expenses to the policyowner for the period, excluding the expenses of the underlying fund, and charges made directly to policyowner accounts through the redemption of units. Prior years have been restated to exclude the expenses of the underlying fund, and charges made directly to the policyowner accounts through the redemption of units.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(f)  Not annualized for periods less than one year.
(g) The AUV total return figures are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of policy charges.

PART C:  OTHER INFORMATION

EXHIBITS
--------

      A. Resolution of Board of Directors of USAA Life Insurance Company establishing Life Insurance Separate Account of USAA Life Insurance Company. (The resolution is filed in lieu of a trust or indenture creating a unit investment trust.)(1)

      B.   None.

      C. Underwriting Agreement by and between USAA Life Insurance Company and USAA Investment Management Company effective May 1, 2003(11)

      D. Revised Form of Variable Universal Life Insurance Policy (Policy Form No. VUL 31891TX), including riders.(2)

      E.

           1. Revised Form of Application for the Variable Universal Life Insurance Policy filed as Exhibit D.(2)

           2. Form of Application for Variable Universal Life Insurance Policy Change.(2)

           3.   Section 1035 Exchange Form.(2)

      F.

           1. Articles of Incorporation of USAA Life Insurance Company, as amended.(3)

           2. Bylaws of USAA Life Insurance Company, as amended, February 20, 2000.(4)

      G.

           1. Novation Agreement among USAA Life Insurance Company, Munich American Reassurance Company, and Continental Assurance Company (acquired by Munich) Effective June 30, 2001(11)
           2. Self-Administered Automatic Yearly Renewable Term Reinsurance Agreement Between USAA Life Insurance Company and Continental Assurance Company, Effective June 1, 1998(11)
           3. Risk Premium Reinsurance Agreement between USAA Life Insurance Company and Reinsurance Group of America, Inc. Effective June 1, 1998(11)
           4. Yearly Renewable Term Reinsurance Agreement between USAA Life Insurance Company and The Lincoln National Life Insurance Company, Effective June 1, 1998(11)
           5. Automatic Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and Munich American Reassurance Company(11)
           6. Automatic Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and American Phoenix Life and Reassurance Company(11).
           7. Automatic and Facultative Reinsurance Agreement Effective June 1, 1998 between USAA Life Insurance Company and Security Life of Denver Insurance Company(11)

      H.

           1. Amended Participation Agreement by and between Scudder Variable Life Investment Fund and USAA Life Insurance Company, dated February 3, 1995, as amended May 21, 1998.(5)
           2. Amended Participating Contract and Policy Agreement by and between Scudder Investor Services, Inc. and USAA Investment Management Company, dated February 3, 1995, as amended February 29, 1998.(5)
           3. Amended Reimbursement Agreement by and between Scudder Kemper Investments, Inc. and USAA life Insurance Company, dated February 3, 1995, as amended May 21, 1998.(5)
           4. Amended Letter Agreement by and between Scudder Kemper Investments, Inc., Scudder Investor Services, Inc., Scudder Variable Life Investment Fund, USAA Life Insurance Company and USAA Investment Management Company, dated February 3, 1995, as amended March 16, 1998.(5)

                                VUL Part C -- 1

           5. Amended Participation Agreement by and between The Alger American Fund, Fred Alger Management, Inc., Fred Alger & Company, Incorporated, and USAA Life Insurance Company, dated December 16, 1994, as amended March 16, 1998.(2)
           6. Amended Expense Allocation Agreement by and between Fred Alger Management, Inc., Fred Alger & Company, Inc., and USAA Life Insurance Company, dated December 16, 1994 as amended March 16, 1998.(2)
           7. Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation, and USAA Life Insurance Company, dated March 12, 2001.(6)
           8. Participation Agreement by and between Variable Insurance Products Funds, Fidelity Distributors Corporation, and USAA Life Insurance Company, dated February 20, 2001.(6)

      I.

           1. Administrative Services Agreement, by and between USAA Life Insurance Company and USAA Life Investment Trust effective May 1, 2003(11).
           2. Administrative Services Agreement, by and between USAA Life Insurance Company and USAA Investment Management Company.(11)
           3. Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated November 1, 2002.(7)
           4. Subadvisory Agreement by and between USAA Life Investment Trust and MFS Investment Management with respect to the USAA Life World Growth Fund dated November 1, 2002.(7)
           5. Subadvisory Agreement by and between USAA Life Investment Trust and Wellington Management Company LLP with respect to the USAA Life Diversified Assets Fund dated November 1, 2002.(7)
           6. Subadvisory Agreement by and between USAA Life Investment Trust and Marsico Capital Management LLC with respect to the USAA Life Aggressive Growth Fund dated November 1, 2002.(7)
           7. Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated December 15, 1994.(8)
           8. Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for Funds added to Trust, dated February 7, 1997.(8)
           9. Amendment to Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, to encompass variable universal life insurance, dated February 18, 1998.(8)
           10. Amended and Restated Distribution and Administration Agreement by and between USAA Life Insurance Company and USAA Investment Management Company, dated December 16, 1994, and amended and restated, to encompass variable universal life insurance, March 30, 1998.(2)

      J.   None.

      K.

           1. Opinion and Consent of Cynthia A. Toles, Esq., Vice President and Assistant Secretary, USAA Life Insurance Company, as to the legality of the Policy interests being registered.(6)

      L.   Not applicable.

      M.   Not applicable.

      N.   Other Opinions.

           1.   Consent of KPMG LLP, Independent Auditors. (Filed herewith.)
           2.   Power of Attorney for Robert G. Davis.(1)
           3.   Powers of Attorney for Josue Robles, Jr.(3)
           4.   Powers of Attorney for Russell A. Evenson and Larkin W.
                Fields.(4)

                                VUL Part C -- 2

           5.   Power of Attorney for Edward R. Dinstel.(9)
           6. Powers of Attorney for Steven A. Bennett, Kristi A. Matus, and Mark S. Rapp. (Filed herewith.)

      O.   None.

      P.   Not applicable.

      Q.   Not applicable.

      R. Persons Controlled by or Under Common Control with the Depositor or Registrant.

------------------

(1) Previously filed on January 30, 1998, with the initial filing of this Registration Statement.

(2) Previously filed on May 15, 1998, with the Pre-Effective Amendment to Registrant's Form S-6 Registration Statement.

(3) Previously filed on April 27, 2000, with the Post-Effective Amendment No. 3 to Registrant's Form S-6 Registration Statement.

(4) Previously filed on March 1, 2002, with the Post-Effective Amendment No. 5 to Registrant's Form S-6 Registration Statement.

(5) Previously filed on February 26, 1999, with the Post-Effective Amendment No. 1 to Registrant's Form S-6 Registration Statement.

(6) Previously filed on April 27, 2001, with the Post-Effective Amendment No. 4 to Registrant's Form S-6 Registration Statement.

(7) Incorporated herein by reference to Post-Effective Amendment No. 11, filed on February 28, 2003, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

(8) Incorporated herein by reference to Post-Effective Amendment No. 6, filed on March 2, 1998, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

(9) Previously filed on April 30, 2002, with the Post-Effective Amendment No. 6 to Registrant's Form S-6 Registration Statement

(10) Previously filed on March 20, 2003 with the Post Effective Amendment No. 7 under the 1933 Act and Amendment No. 2 under the 1940 Act to the N-6 Registration Statement (File Nos. 333-45343 and 811-08625) of USAA Life Investment Trust

(11) Previously filed on May 1, 2003, with the Post-Effective Amendment No. 8 to Registrant's Form N-6 Registration Statement

DIRECTORS AND OFFICERS OF THE DEPOSITOR
---------------------------------------

DIRECTORS. Set forth below are the Directors of USAA Life, the depositor of the Separate Account, who are engaged directly or indirectly in activities relating to the Registrant or the variable universal life policies offered by the Registrant, including each senior executive officer of USAA Life. The principal business address for all of the following Directors and officers of USAA Life is 9800 Fredericksburg Road, San Antonio, Texas 78288.

                                VUL Part C -- 3

NAME                         PRINCIPAL OCCUPATION
----                         --------------------
Robert G. Davis              Director and Chairman
Kristi A. Matus              Director and Vice Chairman
Edward R. Dinstel            Director
Russell A. Evenson           Director
David M. Holmes              Director
Mark S. Rapp                 Director
Steven Alan Bennett          Director
Josue Robles, Jr.            Director


OFFICERS (OTHER THAN DIRECTORS).
--------------------------------
Set forth below are the officers of USAA Life, the depositor of the Separate Account, who are engaged directly or indirectly in activities relating to the Registrant or the variable universal life policies offered by the Registrant, including each senior executive officer of USAA Life. The principal business address of each person listed is same as the address of USAA Life, as shown on the cover page of this prospectus.

NAME                         POSITIONS & OFFICES WITH USAA LIFE:
----                         -----------------------------------
Kristi A. Matus              President and Chief Executive Officer
Lynda c. Cabell              Senior Vice President and Assistant Treasurer
Edward R. Dinstel            Senior Vice President
John W. Douglas              Senior Vice President
Russell A. Evenson           Senior Vice President
David M. Holmes              Senior Vice President and Treasurer
Mark S. Howard               Senior Vice President and Secretary
Sharon L. Kaminsky           Senior Vice President
Mark S. Rapp                 Senior Vice President
Amy D. Cannefax              Vice President
Pattie S. McWilliams         Vice President
W. James Nabholz III         Vice President and Assistant Secretary
Allen R. Pierce, Jr.         Vice President
Josie E. Rangel              Vice President
Deborah E. Roos              Vice President
Diana L. Scheel              Vice President
Cynthia A. Toles             Vice President and Assistant Secretary
Phillip N. Beyer             Assistant Vice President
Brenda E. Davis              Assistant Vice President
Michael P. Egan              Assistant Vice President
Jeffrey Nordstrom            Assistant Vice President
Layne C. Roetzel             Assistant Vice President
James J. Vitali              Assistant Vice President
Jane B. Wickstrom            Assistant Vice President
Joan D. Wiley                Assistant Vice President

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
------------------------------------------------------------------------------
Registrant is a Separate Account of USAA Life that invests exclusively in mutual funds. Registrant may be deemed to be a control person of one or more of these mutual funds to the extent that it beneficially owns more than 25% of the voting securities thereof. It also may be deemed to be under common control with companies affiliated with its depositor, USAA Life. For further information, please refer to the organizational list that is filed as Exhibit R hereto and incorporated by reference in response to this item.

INDEMNIFICATION

UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933
-----------------------------------------------------------------------

Rule 484(b)(1) under the Securities Act of 1933 requires a description of [a]ny provision or arrangement . . . whereby the registrant may indemnify a director, officer or controlling person of the registrant against liabilities arising under the [Securities] Act. Registrant, the Life Insurance Separate Account of USAA Life Insurance Company, does not, as a technical matter, have any directors

                                VUL Part C -- 4
or officers. Nevertheless, Registrant, pursuant to Section 13 of the Amended and Restated Distribution and Administration Agreement, may indemnify, albeit indirectly, directors and/or officers of its depositor, USAA Life Insurance Company (USAA Life), as follows. Section 13 of such Agreement provides that Registrant shall indemnify the employees of USAA Investment Management Company
(IMCO), Registrant's principal underwriter. To whatever extent any director or officer of USAA Life may be deemed to be an employee of IMCO, Registrant may be deemed to be permitted to indemnify such person pursuant to such Agreement, which is filed as Exhibit 1.(3)(a) to this Registration Statement and is herein incorporated by reference.

Additionally, there are certain other provisions or arrangements whereby USAA Life, and/or certain of its affiliated persons, may be indemnified by parties or entities other than Registrant. Such provisions or arrangements are incorporated herein by reference, as follows: to Article IX of the By-Laws of USAA Life, filed as Exhibit 1.6(b) to this Registration Statement; to Section 9 of the Amended and Restated Underwriting and Administrative Services Agreement, filed as Exhibit 1.(8)(a) to this Registration Statement; to Section 12 of the Transfer Agent Agreement, as amended, filed as Exhibit 1.(8)(c) to this Registration Statement; to Section 5(b) of the Amended Participation Agreement, filed as Exhibit 1.8(d)(i) of this Registration Statement; to Section 6(b) of the Amended Reimbursement Agreement, filed as Exhibit 1.8(d)(iii) to this Registration Statement; to Section 12.2 of the Amended Participation Agreement, filed as Exhibit 1.8(e)(i) to this Registration Statement; to the Amended Expense Allocation Agreement, filed as Exhibit 1.8(e)(ii) to this Registration Statement; to Section 7 of the Participation Agreement, filed as Exhibit 1.8(f) to this Registration Statement; and to Section 8 of the Participation Agreement filed as Exhibit 1.8(g) to this Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

PRINCIPAL UNDERWRITERS
----------------------

      (a) Other Activity. USAA Investment Management Company (USAA IMCO) is the principal underwriter for the Contracts. USAA IMCO also serves as the investment adviser and principal underwriter to USAA Life Investment Trust, USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.

      (b) Management. Set forth below are the Directors and Officers of USAA IMCO who are engaged directly or indirectly in activities relating to the Registrant or the Contracts offered by the Registrant, including each senior executive officer of USAA IMCO. The principal business address for all of the following Directors and Officers of USAA IMCO is 9800 Fredericksburg Road, San Antonio, Texas 78288.

      Directors with Positions and Offices with USAA IMCO:

        Robert G. Davis             Director and Chairman
        Christopher W. Claus        Director and Vice Chairman

      Officers with Positions with USAA IMCO:

        Christopher W. Claus        CEO and President
        Clifford A. Gladson         Senior Vice President
        David M. Holmes             Senior Vice President and Treasurer
        Mark S. Howard              Senior Vice President and Secretary
        Terri L. Luensmann          Senior Vice President
        Mark S. Rapp                Senior Vice President
        Eileen M. Smiley            Vice President,  Assistant Secretary
        Stuart H. Wester            Vice President

                                VUL Part C -- 5

      (c) Compensation from Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year: NONE

LOCATION OF ACCOUNTS AND RECORDS
--------------------------------

The accounts and records of Registrant are located at the offices of its depositor, USAA Life, located at 9800 Fredericksburg Road, San Antonio, Texas, 78288; the offices of the principal underwriter of the Policies, USAA IMCO, are located at 9800 Fredericksburg Road, San Antonio, Texas, 78288.

FEE REPRESENTATIONS
-------------------

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE POLICIES PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

USAA Life Insurance Company (USAA Life) represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company under the Policies. USAA Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for USAA Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policies or prospectus, or otherwise.

                                VUL Part C -- 6

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Life Insurance Separate Account of USAA Life Insurance Company, certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of this amended Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of San Antonio, and State of Texas, on this 19th day of April, 2004.

                                Signature:  Life Insurance Separate Account of
                                            USAA Life Insurance Company
                                            (Registrant)

                                By:         USAA Life Insurance Company
                                            (Depositor)
                                            (On behalf of Registrant and itself)

                                By:         /s/ Kristi A. Matus
                                            -----------------------------
                                            Kristi A. Matus
                                            President and Chief Executive
                                            Officer

Attest:  /s/ Cynthia A. Toles
         ----------------------------
         Cynthia A. Toles
         Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


(NAME)                       (TITLE)                             (DATE)

-----------------------
Robert G. Davis              Chairman

/s/ Kristi A. Matus
-----------------------
Kristi A. Matus              Vice Chairman, President and        April 19, 2004
                             Chief Executive Officer

/s/ Edward R. Dinstel
-----------------------
Edward R. Dinstel            Director                            April 19, 2004

/s/ Russell A. Evenson
-----------------------
Russell A. Evenson           Director                            April 19, 2004

/s/ Mark S. Rapp
-----------------------
Mark S. Rapp                 Director                            April 19, 2004

/s/ David M. Holmes
-----------------------
David M. Holmes              Director and Treasurer              April 19, 2004

/s/ Steven A. Bennett
-----------------------
Steven A. Bennett            Director                            April 19, 2004

/s/ Josue Robles, Jr.
-----------------------
Josue Robles, Jr.            Director                            April 19, 2004

                           VUL Part C -- 7

                                  EXHIBIT INDEX



EXHIBITS
--------


1.    Consent of KPMG LLP, Independent Auditors

2.    Powers of Attorney for Steven A. Bennett, Kristi A. Matus and Mark S. Rapp

3.    Persons controlled By or Under Common Control with the Depositor or
      Registrant


                           VUL Part C -- 7